     As filed with the Securities and Exchange Commission on August 28, 1998

                                         1933 Act Registration No. 2-89016
                                         1940 Act Registration No. 811-3946

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-lA
      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [  X  ]
                                                                    -----
                       Pre-Effective Amendment No.  [   ]
                                                     ---

                      Post-Effective Amendment No. 33 [ X ]
                                                       ---


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [  X  ]
                                                                      -----

                                Amendment No. 32
                                             ---


                       PAINEWEBBER MANAGED MUNICIPAL TRUST
               (Exact name of registrant as specified in charter)

                           1285 Avenue of the Americas
                            New York, New York  10019
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (212)713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York  10019
                     (Name and address of agent for service)

                                   Copies to:

                             ELINOR W. GAMMON, ESQ.

                            BENJAMIN J. HASKIN, ESQ.

                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                          Washington, D.C.  20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


It is proposed that this filing will become effective:

[  x ]   Immediately upon filing pursuant to Rule 485(b)
 ----

[    ]   On                      pursuant to Rule 485(b)
 ----      ---------------------
[    ]   60 days after filing pursuant to Rule 485(a)(1)

 ----
[    ]   On                      pursuant to Rule 485(a)(1)
 ----      ---------------------
[    ]   75 days after filing pursuant to Rule 485(a)(2)
 ----
[    ]   On                      pursuant to Rule 485(a)(2)
 ----      ---------------------

Title of Securities Being Registered:  Shares of Beneficial Interest.

                       PAINEWEBBER MANAGED MUNICIPAL TRUST
                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Cross Reference Sheet

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                       PAINEWEBBER MANAGED MUNICIPAL TRUST
                 PaineWebber RMA California Municipal Money Fund
                  PaineWebber RMA New York Municipal Money Fund

                         Form N-lA Cross Reference Sheet

           Part A Item No.and Caption     Prospectus Caption
           --------------------------     ------------------

 1.        Cover Page                     Cover Page

 2.        Synopsis                       Highlights

 3.        Condensed Financial            Financial Highlights; Performance
           Information                    Information

 4.        General Description of         Highlights; Investment Objectives and
           Registrant                     Policies; General Information; Other
                                          Investment Policies and Risk Factors

 5.        Management of the Fund         Management; General Information

 5A.       Management's Discussion of     Not Applicable
           Fund Performance

 6.        Capital Stock and Other        Cover Page; Dividends and Taxes;
           Securities                     General Information

 7.        Purchase of Securities Being   Purchases; Valuation of Shares;
           Offered                        Management

 8.        Redemption or Repurchase       Redemptions

 9.        Pending Legal Proceedings      Not Applicable

                                          Statement of Addition Information
           Part B Item No. and Caption    Caption
           ---------------------------    ---------------------------------

 10.       Cover Page                     Cover Page

 11.       Table of Contents              Table of Contents

 12.       General Information and        Other Information
           History

 13.       Investment Objective and       Investment Policies and Restrictions
           Policies

 14.       Management of the Fund         Directors/Trustees and Officers;
                                          Principal Holders of Securities

 15.       Control Persons and Principal  Directors/Trustees and Officers;
           Holders of Securities          Principal Holders of Securities

                                          Statement of Addition Information
           Part B Item No.and Caption     Caption
           --------------------------     ---------------------------------
 16.       Investment Advisory and Other  Investment Advisory, Administration
           Services                       and Distribution Arrangements; Other
                                          Information

 17.       Brokerage Allocation           Portfolio Transactions

 18.       Capital Stock and Other        Other Information
           Securities

 19.       Purchase, Redemption and       Additional Information Regarding
           Pricing of Securities Being    Redemptions; Valuation of Shares
           Offered

 20.       Tax Status                     Taxes

 21.       Underwriters                   Investment Advisory, Administration
                                          and Distribution Arrangements

 22.       Calculation of Performance     Calculation of Yield
           Data

 23.       Financial Statements           Financial Statements


     Part C
     ------
          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 29, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC" or "commision"). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll-free 1-800-762-1000. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

------------------------------------------

PAINEWEBBER RMA

     MONEY MARKET PORTFOLIO
     U.S. GOVERNMENT PORTFOLIO
     TAX-FREE FUND
     CALIFORNIA MUNICIPAL
       MONEY FUND
     NEW JERSEY MUNICIPAL
       MONEY FUND
     NEW YORK MUNICIPAL
       MONEY FUND

1285 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10019

-----------------------------------

PaineWebber RMA Money Fund, Inc. (of which Money Market Portfolio and U.S. Government Portfolio are series) and PaineWebber RMA Tax-Free Fund, Inc. are Maryland corporations (each a "Corporation"). PaineWebber Managed Municipal Trust (of which California Municipal Money Fund and New York Municipal Money Fund are series) and PaineWebber Municipal Money Market Series (of which New Jersey Municipal Money Fund is a series) are Massachusetts business trusts (each a "Trust").


AN INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND EACH MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THESE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.
------------------------------------------

PROFESSIONALLY MANAGED MONEY
MARKET FUNDS SEEKING:

/ / MAXIMUM CURRENT INCOME

/ / HIGH LIQUIDITY

/ / CONSERVATION OF CAPITAL

/ / INCOME FREE FROM FEDERAL INCOME TAX FOR TAX-FREE FUND

/ / CALIFORNIA DOUBLE TAX-FREE INCOME FOR CALIFORNIA MUNICIPAL MONEY FUND

/ / NEW JERSEY DOUBLE TAX-FREE INCOME FOR NEW JERSEY MUNICIPAL MONEY FUND

/ / NEW YORK STATE DOUBLE TAX-FREE INCOME OR NEW YORK CITY TRIPLE TAX-FREE
    INCOME FOR NEW YORK MUNICIPAL MONEY FUND

--------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS DATED AUGUST 29, 1998

                                   HIGHLIGHTS

    See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Funds:              Professionally managed money market funds (each a "Fund") offered primarily to participants in the PaineWebber Resource Management
                        Account ("RMA")-Registered Trademark- program. The Funds also are offered to participants in the PaineWebber Business Services
                        Account ("BSA")-Registered Trademark- program.

Investment Objectives   PaineWebber RMA Money Market Portfolio ("Money Market
  and Policies:         Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in high quality money market instruments.

                        PaineWebber RMA U.S. Government Portfolio ("U.S. Government
                        Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in short-term U.S. government securities.

                        PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund")--A
                        diversified money market fund seeking maximum current income exempt from federal income tax consistent with liquidity and conservation of capital; invests in high quality municipal money market instruments.

                        PaineWebber RMA California Municipal Money Fund ("California
                        Municipal Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and
                        California personal income tax, consistent with liquidity and conservation of capital; invests in high quality California
                        Municipal Securities (as defined below).

                        PaineWebber RMA New Jersey Municipal Money Fund ("New Jersey
                        Municipal Money Fund")--A non-diversified money market fund seeking the maximization of current income exempt from federal income tax and New Jersey personal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity; invests in high quality New Jersey Municipal Securities
                        (as defined below).

                        PaineWebber RMA New York Municipal Money Fund ("New York Municipal
                        Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with liquidity and conservation of capital; invests in high quality New York
                        Municipal Securities (as defined below).

Net Assets at           Money Market Portfolio--$11.1 billion.
  July 31, 1998:        U.S. Government Portfolio--$1.2 billion.
                        Tax-Free Fund--$2.4 billion.
                        California Municipal Money Fund--$558.9 million.
                        New Jersey Municipal Money Fund--$48.7 million.
                        New York Municipal Money Fund--$376.3 million.

Distributor and
  Investment Adviser:   PaineWebber Incorporated ("PaineWebber"). See "Management."

Sub-Adviser:            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").

Purchases:              Shares are available exclusively through PaineWebber and its correspondent firms. See "Purchases."

Redemptions:            Shares may be redeemed through PaineWebber or its correspondent firms. See "Redemptions."

Yield:                  Based on current money market rates; quoted in the financial section of most newspapers.

Dividends:              Declared daily and paid monthly. See "Dividends and Taxes."

Reinvestment:           All dividends are automatically paid in Fund shares.

Public Offering Price:  Net asset value, which each Fund seeks to maintain at $1.00 per share.


    WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." The Funds are designed for investors seeking liquidity and current income. The Funds provide a convenient means for investors to earn current income at money market rates with minimal risk of fluctuation of principal.

    Shares of the Funds are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA and BSA programs. Shares of the Funds may be offered to PaineWebber clients with other types of accounts under certain limited circumstances.

    Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund (referred to collectively in this Prospectus as the "Municipal Funds") are not suitable for tax-exempt institutions or qualified retirement plans, because those investors cannot take advantage of the tax-exempt character of these Funds' dividends.

    MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO are designed for investors seeking liquidity and current income. They provide a convenient means for investors to earn current income at money market rates with minimal risk of fluctuation of principal.

    TAX-FREE FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax. It provides a convenient means for investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.

    CALIFORNIA MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and California personal income tax. The Fund provides a convenient means for California investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.

    NEW JERSEY MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New Jersey personal income tax. The Fund provides a convenient means for New Jersey investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.

    NEW YORK MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund provides a convenient means for New York investors to earn current tax-free income at money market rates with minimal risk of fluctuation of principal.


    RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. While the types of money market instruments in which each Fund invests generally are considered to have low risk of loss of principal or interest, these securities are not completely risk free. In addition, during periods when interest rates are declining or rising, a Fund's yield will tend to lag behind prevailing short-term interest rates. The Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. See "Investment Objectives and Policies" for more information about this risk factor and those described below.


    THE CONCENTRATION OF THE INVESTMENTS OF CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND IN SECURITIES ISSUED BY A SINGLE STATE OR ENTITIES WITHIN THAT STATE MAY SUBJECT THOSE FUNDS TO GREATER RISKS THAN A MONEY MARKET FUND THAT HAS A BROADER RANGE OF INVESTMENTS. Investors should be aware that each of the states of California, New Jersey and New York (the "States") experienced economic recessions during the late 1980's and/or early 1990's, and the credit ratings assigned to the general obligation bonds of each State were reduced by at least one rating agency since 1990. In particular, the State of New York and many of its agencies and local governments have been experiencing, and continue to experience, significant financial difficulties. There can be no assurance that one or more of the States will not experience financial difficulties in the future, which may lead to reductions in the credit standings of such States and possibly of certain local governments (including New York City).

    The status of California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund as "non-diversified" investment companies and the ability of each Municipal Fund to invest more than 25% of its total assets in securities the interest on which is paid from similar types of projects may further increase the risk of an investment in those Funds.

    EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares....................................  None

Sales charge on reinvested dividends...................................  None

Redemption fee or deferred sales charge................................  None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                    NEW
                                                                    CALIFORNIA    JERSEY     NEW YORK
                                 MONEY        U.S.                  MUNICIPAL    MUNICIPAL   MUNICIPAL
                                 MARKET    GOVERNMENT     TAX-        MONEY        MONEY      MONEY
                                PORTFOLIO  PORTFOLIO    FREE FUND      FUND        FUND        FUND
                                --------   ----------   ---------   ----------   ---------   --------
Management fees...............    0.50%       0.43%       0.44%        0.47%       0.50%       0.50%
12b-1 fees....................    None        0.13        0.13         0.13        0.12        0.13
Other expenses................    0.10        0.04        0.04         0.08        0.23        0.05
                                --------     -----      ---------     -----      ---------   --------
Total Operating Expenses......    0.60%       0.60%       0.61%        0.68%       0.85%       0.68%
                                --------     -----      ---------     -----      ---------   --------
                                --------     -----      ---------     -----      ---------   --------


---------


* See "Management" for additional information. The fees and expenses shown are based on those actually incurred for each Fund's most recent fiscal year ended June 30, 1998, except that the 12b-1 fees for U.S. Government Portfolio, Tax-Free Fund, Fund California Municipal Money Fund and New York Municipal Money Fund are shown at the current contract rate of 0.125% (rounded to 0.13% for the Table above). PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard-Registered Trademark- without the Bank One Line of Credit. The fee for clients who choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard BusinessCard-Registered Trademark- is $125 ($165 with a MasterCard Line of Credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of the Funds.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

    An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Money Market Portfolio..................   $ 6       $19       $33       $ 75
U.S. Government Portfolio...............   $ 6       $19       $33       $ 75
Tax-Free Fund...........................   $ 6       $20       $34       $ 76
California Municipal Money Fund.........   $ 7       $22       $38       $ 85
New Jersey Municipal Money Fund.........   $ 9       $27       $47       $105
New York Municipal Money Fund...........   $ 7       $22       $38       $ 85


    This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS


    The tables below provide selected per share data and ratios for one share of each Fund for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in each Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to each of the five years in the period ended June 30, 1998 (except with respect to New Jersey Municipal Money Fund, for which the relevant periods are the fiscal years ended June 30, 1998 and June 30, 1997, the eight months ended June 30, 1996 and the fiscal year ended October 31, 1995) have been audited by Ernst & Young LLP, independent auditors. Each Fund's Annual Report to Shareholders may be obtained without charge by calling 1-800-762-1000. The information appearing below for the periods ended prior to these dates also has been audited by Ernst & Young LLP or, in the case of New Jersey Municipal Money Fund, by other auditors whose reports thereon also were unqualified.


                                                                 MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------------
                                                              FOR THE YEARS ENDED JUNE 30,
                                          ---------------------------------------------------------------------
                                              1998           1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------
Net asset value, beginning of year......          $1.00         $1.00         $1.00         $1.00         $1.00
                                          -------------   -----------   -----------   -----------   -----------
Net investment income...................          0.051         0.049         0.051         0.049         0.030
Dividends from net investment income....         (0.051)       (0.049)       (0.051)       (0.049)       (0.030)
                                          -------------   -----------   -----------   -----------   -----------
Net asset value, end of year............          $1.00         $1.00         $1.00         $1.00         $1.00
                                          -------------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------
Total investment return (1).............          5.21%         5.04%         5.25%         5.00%         2.95%
                                          -------------   -----------   -----------   -----------   -----------
                                          -------------   -----------   -----------   -----------   -----------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........    $11,135,226    $8,673,055    $7,522,612    $5,398,146    $4,337,009
Expenses to average net assets..........          0.60%         0.59%         0.60%(2)       0.59%        0.59%
Net investment income to average net
  assets................................          5.09%         4.94%         5.14%(2)       4.91%        2.98%

                                                                 MONEY MARKET PORTFOLIO
                                          --------------------------------------------------------------------
                                                              FOR THE YEARS ENDED JUNE 30,
                                          --------------------------------------------------------------------

                                             1993          1992          1991          1990           1989
                                          -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of year......        $1.00         $1.00         $1.00         $1.00          $1.00
                                          -----------   -----------   -----------   -----------    -----------
Net investment income...................        0.029         0.046         0.069         0.081          0.084
Dividends from net investment income....       (0.029)       (0.046)       (0.069)       (0.081)        (0.084)
                                          -----------   -----------   -----------   -----------    -----------
Net asset value, end of year............        $1.00         $1.00         $1.00         $1.00          $1.00
                                          -----------   -----------   -----------   -----------    -----------
                                          -----------   -----------   -----------   -----------    -----------
Total investment return (1).............        2.98%         4.56%         6.88%         8.10%          8.40%
                                          -----------   -----------   -----------   -----------    -----------
                                          -----------   -----------   -----------   -----------    -----------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........   $4,031,398    $4,054,344    $4,208,467    $3,765,953     $2,637,820
Expenses to average net assets..........        0.59%         0.59%         0.61%         0.58%          0.59%
Net investment income to average net
  assets................................        2.95%         4.57%         6.89%         8.07%          8.48%


------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.

(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                                             U.S. GOVERNMENT PORTFOLIO
                                          ---------------------------------------------------------------
                                                           FOR THE YEARS ENDED JUNE 30,
                                          ---------------------------------------------------------------
                                             1998          1997          1996         1995        1994
                                          -----------   -----------   -----------   ---------   ---------
Net asset value, beginning of year......        $1.00         $1.00         $1.00       $1.00       $1.00
                                          -----------   -----------   -----------   ---------   ---------
Net investment income...................        0.049         0.048         0.049       0.046       0.027
Dividends from net investment income....       (0.049)       (0.048)       (0.049)     (0.046)     (0.027)
                                          -----------   -----------   -----------   ---------   ---------
Net asset value, end of year............        $1.00         $1.00         $1.00       $1.00       $1.00
                                          -----------   -----------   -----------   ---------   ---------
                                          -----------   -----------   -----------   ---------   ---------
Total investment return (1).............        5.05%         4.88%         5.04%       4.67%       2.74%
                                          -----------   -----------   -----------   ---------   ---------
                                          -----------   -----------   -----------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $1,179,575    $1,083,866    $1,137,510    $815,781    $854,928
Expenses to average net assets..........        0.57%         0.62%         0.65%(2)     0.63%      0.62%
Net investment income to average net
  assets................................        4.93%         4.78%         4.91%(2)     4.55%      2.75%

                                                          U.S. GOVERNMENT PORTFOLIO
                                          ---------------------------------------------------------
                                                        FOR THE YEARS ENDED JUNE 30,
                                          ---------------------------------------------------------

                                            1993        1992        1991        1990        1989
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year......      $1.00       $1.00       $1.00       $1.00       $1.00
                                          ---------   ---------   ---------   ---------   ---------
Net investment income...................      0.028       0.044       0.066       0.077       0.078
Dividends from net investment income....     (0.028)     (0.044)     (0.066)     (0.077)     (0.078)
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, end of year............      $1.00       $1.00       $1.00       $1.00       $1.00
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Total investment return (1).............      2.83%       4.36%       6.59%       7.70%       7.80%
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $880,834    $838,023    $937,943    $488,577    $327,437
Expenses to average net assets..........      0.61%       0.62%       0.64%       0.68%       0.60%
Net investment income to average net
  assets................................      2.80%       4.37%       6.46%       7.67%       7.77%


-------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.

(2) These ratios include non-recurring acquisition expenses of 0.02%.

                                                                      TAX-FREE FUND
                                          ----------------------------------------------------------------------
                                                               FOR THE YEARS ENDED JUNE 30,
                                          ----------------------------------------------------------------------
                                             1998          1997          1996             1995          1994
                                          -----------   -----------   -----------      -----------   -----------
Net asset value, beginning of
  year..................................        $1.00         $1.00         $1.00            $1.00         $1.00
                                          -----------   -----------   -----------      -----------   -----------
Net investment income...................        0.031         0.029         0.030            0.030         0.019
Dividends from net investment income....       (0.031)       (0.029)       (0.030)          (0.030)       (0.019)
                                          -----------   -----------   -----------      -----------   -----------
Net asset value, end of year............        $1.00         $1.00         $1.00            $1.00         $1.00
                                          -----------   -----------   -----------      -----------   -----------
                                          -----------   -----------   -----------      -----------   -----------
Total investment return (1).............        3.10%         2.98%         3.09%            3.03%         1.88%
                                          -----------   -----------   -----------      -----------   -----------
                                          -----------   -----------   -----------      -----------   -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $2,271,969    $2,065,920    $2,013,448       $1,562,040    $1,427,724
Expenses to average net assets..........        0.58%         0.61%         0.61%(2)         0.63%         0.64%
Net investment income to average net
  assets................................        3.06%         2.94%         3.02%(2)         3.00%         1.90%

                                                                     TAX-FREE FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEARS ENDED JUNE 30,
                                          -------------------------------------------------------------------

                                             1993          1992          1991          1990          1989
                                          -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  year..................................        $1.00         $1.00         $1.00         $1.00         $1.00
                                          -----------   -----------   -----------   -----------   -----------
Net investment income...................        0.021         0.033         0.047         0.053         0.056
Dividends from net investment income....       (0.021)       (0.033)       (0.047)       (0.053)       (0.056)
                                          -----------   -----------   -----------   -----------   -----------
Net asset value, end of year............        $1.00         $1.00         $1.00         $1.00         $1.00
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
Total investment return (1).............        2.07%         3.30%         4.74%         5.30%         5.60%
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........   $1,248,702    $1,183,719    $1,190,073    $1,097,787      $912,865
Expenses to average net assets..........        0.65%         0.62%         0.67%         0.67%         0.60%
Net investment income to average net
  assets................................        2.06%         3.30%         4.66%         5.33%         5.49%



-------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.


(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                                                      CALIFORNIA MUNICIPAL MONEY FUND
                                             ---------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED                          FOR THE SEVEN
                                                                          JUNE 30,                                  MONTHS
                                             ------------------------------------------------------------------      ENDED
                                               1998      1997      1996         1995          1994       1993    JUNE 30, 1992
                                             --------  --------  --------    ----------    ----------  --------  -------------
Net asset value, beginning of period.......  $   1.00  $   1.00  $   1.00    $     1.00    $     1.00  $   1.00    $   1.00
                                             --------  --------  --------    ----------    ----------  --------  -------------
Net investment
  income...................................     0.028     0.028     0.029         0.029         0.018     0.019       0.016
Dividends from net investment income.......    (0.028)   (0.028)   (0.029)       (0.029)       (0.018)   (0.019)     (0.016)
                                             --------  --------  --------    ----------    ----------  --------  -------------
Net asset value, end of period.............  $   1.00  $   1.00  $   1.00    $     1.00    $     1.00  $   1.00    $   1.00
                                             --------  --------  --------    ----------    ----------  --------  -------------
                                             --------  --------  --------    ----------    ----------  --------  -------------
Total investment
  return (1)...............................     2.87%     2.87%     2.89%         2.91%         1.78%     1.88%       1.61%
                                             --------  --------  --------    ----------    ----------  --------  -------------
                                             --------  --------  --------    ----------    ----------  --------  -------------

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $566,957  $492,915  $473,726    $  330,937    $  295,183  $290,367    $259,183
Expenses to average net assets.............     0.65%     0.62%     0.70%(2)      0.69%         0.69%     0.72%      0.69%*
Net investment income to average net
  assets...................................     2.83%     2.83%     2.82%(2)      2.87%         1.79%     1.86%      2.75%*

                                                    CALIFORNIA MUNICIPAL MONEY FUND
                                             ---------------------------------------------
                                                                           FOR THE PERIOD
                                                                             NOVEMBER 7,
                                                 FOR THE YEARS ENDED            1988+
                                                     NOVEMBER 30,                TO
                                             ----------------------------   NOVEMBER 30,
                                               1991      1990      1989         1988
                                             --------  --------  --------  ---------------
Net asset value, beginning of period.......  $   1.00  $   1.00  $   1.00      $  1.00
                                             --------  --------  --------  ---------------
Net investment
  income...................................     0.038     0.050     0.056        0.004
Dividends from net investment income.......    (0.038)   (0.050)   (0.056)      (0.004)
                                             --------  --------  --------  ---------------
Net asset value, end of period.............  $   1.00  $   1.00  $   1.00      $  1.00
                                             --------  --------  --------  ---------------
                                             --------  --------  --------  ---------------
Total investment
  return (1)...............................     3.81%     4.95%     5.56%        0.35%
                                             --------  --------  --------  ---------------
                                             --------  --------  --------  ---------------
RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $261,902  $300,516  $234,605      $53,745
Expenses to average net assets.............     0.75%     0.70%   0.67%**       0.67%*
Net investment income to average net
  assets...................................     3.83%     4.96%   5.52%**       5.24%*



-------------
 * Annualized
 ** For the year ended November 30, 1989, PaineWebber waived fees and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.73% and 5.46%, respectively.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.03%.

                                                               NEW JERSEY MUNICIPAL MONEY FUND
                            ------------------------------------------------------------------------------------------------------
                               FOR THE YEARS
                                   ENDED          FOR THE EIGHT                   FOR THE YEARS                   FOR THE PERIOD
                                 JUNE 30,             MONTHS                    ENDED OCTOBER 31,                FEBRUARY 1, 1991+
                            -------------------       ENDED        -------------------------------------------          TO
                              1998       1997     JUNE 30, 1996     1995(2)       1994       1993       1992     OCTOBER 31, 1991
                            --------   --------   --------------   ----------   --------   --------   --------   -----------------
Net asset value,
  beginning of period....   $   1.00   $  1.00       $   1.00      $   1.00     $   1.00   $   1.00   $   1.00        $  1.00
                            --------   --------       -------      ----------   --------   --------   --------        -------
Net investment income....      0.026     0.026          0.017         0.027        0.018      0.016      0.025          0.032
Dividends from net
  investment income......     (0.026)   (0.026)        (0.017)       (0.027)      (0.018)    (0.016)    (0.025)        (0.032)
                            --------   --------       -------      ----------   --------   --------   --------        -------
Net asset value, end of
  period.................   $   1.00   $  1.00       $   1.00      $   1.00     $   1.00   $   1.00   $   1.00        $  1.00
                            --------   --------       -------      ----------   --------   --------   --------        -------
                            --------   --------       -------      ----------   --------   --------   --------        -------
Total investment return
  (1)....................      2.67%     2.65%          1.71%         2.75%        1.76%      1.65%      2.49%          3.19%
                            --------   --------       -------      ----------   --------   --------   --------        -------
                            --------   --------       -------      ----------   --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................   $ 48,279   $52,324       $ 42,233      $ 36,206     $ 31,981   $ 36,473   $ 27,625        $41,504
Expenses to average net
  assets**...............      0.85%     0.81%          0.95%*        0.93%        0.85%      0.93%      0.86%          0.27%*
Net investment income to
  average net assets**...      2.64%     2.63%          2.56%*        2.73%        1.74%      1.63%      2.51%          4.20%*


-------------
 * Annualized
 + Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to PaineWebber on January 30, 1995.
 ** For the period February 1, 1991 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.83% and 3.64%, respectively.

                                                         NEW YORK MUNICIPAL MONEY FUND
                             -------------------------------------------------------------------------------------
                                                                                                        FOR THE
                                                      FOR THE YEARS ENDED                                SEVEN
                                                           JUNE 30,                                   MONTHS ENDED
                             ---------------------------------------------------------------------      JUNE 30,
                               1998        1997        1996         1995        1994        1993          1992
                             --------    --------    --------     --------    --------    --------    ------------

Net asset value,
  beginning of period....    $   1.00    $   1.00    $   1.00     $   1.00    $   1.00    $   1.00      $   1.00
                             --------    --------    --------     --------    --------    --------    ------------
Net investment income....       0.029       0.028       0.029        0.028       0.017       0.018         0.016
Dividends from net
  investment income......      (0.029)     (0.028)     (0.029)      (0.028)     (0.017)     (0.018)       (0.016)
                             --------    --------    --------     --------    --------    --------    ------------
Net asset value, end of
  period.................    $   1.00    $   1.00    $   1.00     $   1.00    $   1.00    $   1.00      $   1.00
                             --------    --------    --------     --------    --------    --------    ------------
                             --------    --------    --------     --------    --------    --------    ------------
Total investment
  return (1).............       2.97%       2.85%       2.91%        2.81%       1.70%       1.82%         1.62%
                             --------    --------    --------     --------    --------    --------    ------------
                             --------    --------    --------     --------    --------    --------    ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................    $339,391    $274,338    $255,177     $192,799    $165,111    $116,604      $129,687
Expenses to average net
  assets:
    Before waiver from
      adviser............       0.65%       0.77%       0.74%(2)     0.71%       0.75%       0.79%        0.73%*
    After waiver from
      adviser............       0.65%       0.67%       0.72%(2)     0.68%       0.68%       0.68%        0.68%*
Net investment income to
  average net assets:
    Before waiver from
      adviser............       2.92%       2.71%       2.80%(2)     2.78%       1.67%       1.70%        2.54%*
    After waiver from
      adviser............       2.92%       2.81%       2.82%(2)     2.81%       1.74%       1.81%        2.59%*

                                       NEW YORK MUNICIPAL MONEY FUND
                           ------------------------------------------------------

                                 FOR THE YEARS ENDED             FOR THE PERIOD
                                     NOVEMBER 30,              NOVEMBER 10, 1988+
                           --------------------------------            TO
                             1991        1990        1989      NOVEMBER 30, 1988
                           --------    --------    --------    ------------------
Net asset value,
  beginning of period....  $   1.00    $   1.00    $   1.00         $  1.00
                           --------    --------    --------      ----------
Net investment income....     0.037       0.049       0.055           0.003
Dividends from net
  investment income......    (0.037)     (0.049)     (0.055)         (0.003)
                           --------    --------    --------      ----------
Net asset value, end of
  period.................  $   1.00    $   1.00    $   1.00         $  1.00
                           --------    --------    --------      ----------
                           --------    --------    --------      ----------
Total investment
  return (1).............     3.74%       4.92%       5.51%           0.29%
                           --------    --------    --------      ----------
                           --------    --------    --------      ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................  $121,347    $113,885    $ 78,497         $24,237
Expenses to average net
  assets:
    Before waiver from
      adviser............     0.89%       0.85%       0.89%          1.09%*
    After waiver from
      adviser............     0.68%       0.64%       0.37%          0.27%*
Net investment income to
  average net assets:
    Before waiver from
      adviser............     3.52%       4.67%       5.04%          4.07%*
    After waiver from
      adviser............     3.73%       4.88%       5.56%          4.89%*


-------------
 * Annualized
 + Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.04%.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of both Money Market Portfolio and U.S. Government Portfolio is to provide maximum current income consistent with liquidity and conservation of capital. Each Fund seeks to meet this objective by following different investment policies. Tax-Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. New Jersey Municipal Money Fund's objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.


    Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, and purchases only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the applicable Corporation's board of directors or Trust's board of trustees (each a "board"), present minimal credit risks. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.



    Money Market Portfolio and Tax-Free Fund each generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).


MONEY MARKET PORTFOLIO

    Money Market Portfolio invests in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S and foreign companies, governments and similar entities, including variable and floating rate securities and participation interests, and (4) repurchase agreements involving any of the foregoing.

    The U.S. government securities in which Money Market Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Association, and Freddie Mac, also known as the Federal Home Loan Mortgage Corporation).


    Money Market Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks having total assets at the time of purchase in excess of $1.5 billion. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less.



    The securities purchased by Money Market Portfolio consist only of obligations that are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others.


U.S. GOVERNMENT PORTFOLIO


    U.S. Government Portfolio invests in U.S. government securities having or deemed to have remaining maturities of 13 months or less and repurchase agreements secured by U.S. government securities. Under investment guidelines adopted by its board, the Fund currently invests only in securities, such as U.S. Treasury bills, Treasury notes and GNMAs, that are backed by the full faith and credit of the United States and repurchase agreements secured by such securities. These guidelines may be modified by the Corporation's board without shareholder approval. U.S. government securities in which the Fund would otherwise be authorized to invest include obligations supported primarily or solely by the creditworthiness of the issuer.


TAX-FREE FUND


    Tax-Free Fund invests substantially all of its assets in high quality money market instruments having or deemed to have remaining maturities of 13 months or less issued by states, municipalities, public authorities and other issuers, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund purchases only those Municipal Securities that are First Tier Securities. These Municipal Securities include municipal notes, municipal commercial paper, municipal bonds, floating and variable rate municipal obligations and participation interests in municipal bonds and floating and variable rate obligations. Municipal bonds include industrial development bonds ("IDBs"), private activity bonds ("PABs"), moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Under normal market conditions, the Fund intends to invest in Municipal Securities that pay interest that is not an item of tax preference for purposes of the AMT ("AMT exempt interest"), but may invest up to 20% of its total assets in such securities if, in Mitchell Hutchins' judgment, market conditions warrant. The principal Municipal Securities in which the Fund invests are described in the Appendix to this Prospectus.

CALIFORNIA MUNICIPAL MONEY FUND

    Except for temporary purposes, California Municipal Money Fund invests at least 80% and seeks to invest 100% of its net assets in Municipal Securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax ("California Municipal Securities").

    California Municipal Money Fund invests in high quality California Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in California Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The California Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW JERSEY MUNICIPAL MONEY FUND


    Except for temporary purposes, New Jersey Municipal Money Fund invests at least 65% of its total assets, and seeks to invest 100% of its net assets, in Municipal Securities issued by the State of New Jersey, its municipalities and public authorities if such obligations pay interest that is exempt from federal income tax as well as New Jersey personal income tax ("New Jersey Municipal Securities"). Except for temporary purposes, the Fund invests at least 80% of its net assets in Municipal Securities.


    New Jersey Municipal Money Fund invests in high quality New Jersey Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund may invest in securities that pay interest that is subject to the AMT. The New Jersey Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW YORK MUNICIPAL MONEY FUND

    Except for temporary purposes, New York Municipal Money Fund invests at least 80% and seeks to invest 100% of its net assets in Municipal Securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ("New York Municipal Securities").

    New York Municipal Money Fund invests in high quality New York Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in New York Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The New York Municipal Securities purchased by the Fund consist only of First Tier Securities.

OTHER INVESTMENT POLICIES AND
RISK FACTORS


    U.S. GOVERNMENT SECURITIES. Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury. The staff of the SEC currently takes the position that interests in "stripped" U.S. government securities that are not part of the STRIPS program are not U.S. government securities.


    VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government (Money Market and U.S. Government Portfolios). In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the Municipal Funds may purchase such securities of municipal issuers, including tender option bonds. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to tender them to the bank or other financial institution at par plus accrued interest at designated times. The Funds will only purchase these other types of variable and floating rate securities with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives a Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.



    VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by Money Market Portfolio may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and may or may not be rated.



    REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which that Fund is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each Municipal Fund may enter into repurchase agreements with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the obligations to that counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.



    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes insolvent. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Funds intend to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the applicable boards. The Municipal Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances.



    PURCHASE AND SALE TRANSACTIONS. Each Fund may enter into simultaneous purchase and sale transactions. The counterparty in a simultaneous purchase and sale transaction with a Fund agrees to buy from the Fund the same or a similar security to the security it is selling to the Fund at a mutually agreed-upon time and price. The difference between the purchase cost and sale proceeds (which includes the accrued interest on the security) determines the yield during the term of the transaction. The Fund does not have the right to require the counterparty to provide additional collateral if the market value of the securities purchased by the Fund falls below the price at which the securities are to be sold to the counterparty. In addition, in purchase and sale transactions, full legal title to the securities sold to a Fund is transferred to the Fund. If the counterparty defaults, the Fund's return on the transaction is determined by the difference between the market value of the security bought by the Fund and the amount paid by the Fund, plus related accrued interest. The Fund would have rights against a defaulting counterparty for breach of contract with respect to any losses that result from those market fluctuations.


    FOREIGN SECURITIES. Money Market Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign banks, corporations, governments and similar entitites. Such investments may consist of obligations of foreign and domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by Money Market Portfolio. Additionally, there may be less publicly available information about foreign issuers, as these issuers may not be subject to the same regulatory requirements as domestic issuers.


    MONEY MARKET INSTRUMENTS. While the types of money market instruments in which the Funds invest generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or unwilling to pay interest or repay principal on its obligations for many reasons, including adverse changes in its own financial condition or in economic conditions generally.



    During periods when interest rates are declining or rising, the Funds' yields will tend to lag behind prevailing short-term market rates. This means that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true. There can be no assurance that the Funds will achieve their investment objectives.



    YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the Funds' records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



    LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering these securities. Because the income earned through securities lending is taxable, the Municipal Funds do not expect to engage in securities lending except under unusual circumstances.



    WHEN-ISSUED SECURITIES. The Funds may also purchase securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. Each Municipal Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund).


SPECIAL RISK CONSIDERATIONS--
CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND

    Each of these Funds concentrates its investments in securities issued by a single State or entities within that State. In addition, each of these Funds may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. These Funds may be subject to greater risk than other money market funds that do not follow these practices.


    These Funds are "non-diversified," as that term is defined in the 1940 Act, but each intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of each Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. Each Fund will invest no more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In order to facilitate portfolio liquidity in unusual market conditions, a Municipal Fund may acquire standby commitments from municipal bond dealers who would agree to purchase the Municipal Securities that are the subject of the commitments. Rule 2a-7 of the 1940 Act, however, generally requires that the securities of a single issuer may not exceed 5% of a Fund's total assets with respect to at least 75% of its assets. Nonetheless, each Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" money market fund, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in that Fund's yield or affect that Fund's ability to maintain a constant net asset value per share.


    As noted above, Municipal Funds purchase First Tier Securities. References in the discussion that follows to the credit ratings assigned to certain State obligations are intended to assist an investor in understanding a State's perceived general economic health as of the date of this prospectus. The standards that must be met in order for a given security to be considered for purchase by a Municipal Fund are independent criteria.


    RISKS OF CALIFORNIA MUNICIPAL SECURITIES. California Municipal Money Fund's investment concentration in California Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of California and by the financial condition of California, its public authorities and political subdivisions. Following a severe recession from 1990-1993 which resulted in broad-based revenue shortfalls for the State and many local governments, California has been in a sustained economic recovery since 1994 which is outpacing the national economy. Although State tax revenues have grown strongly and created budget surpluses in recent years, many local governments continue to operate under financial constraints. During the recession, State assistance to local governments was reduced, and has not been fully restored. California's long-term credit rating was reduced in the early 1990's, but was raised in 1996 by Fitch Investors Service, L.P. ("Fitch") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P" or "Standard & Poor's"). California's general obligation bonds were rated "A+" by Standard & Poor's, "A1" by Moody's Investors Service, Inc. ("Moody's") and "AA-" by Fitch in August 1998.


    In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives could result in adverse consequences affecting California Municipal Securities. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California Municipal Securities. A more detailed discussion of the risks of investing in California Municipal Securities is included in the Statement of Additional Information.


    RISKS OF NEW JERSEY MUNICIPAL SECURITIES. New Jersey Municipal Money Fund's investment concentration in New Jersey Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New Jersey and by the financial condition of New Jersey, its public authorities and political subdivisions. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, New Jersey's economy slowed down well before the onset of the national recession, which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the economic downturn, New Jersey's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the State's unemployment rate fell to 6.2% during 1996 and 5.5% for the six month period from January through June 1997. As a result of New Jersey's fiscal weakness, in July 1991 S&P lowered its rating of the State's AAA general obligation debt to AA+.



    Moody's and Fitch each had rated New Jersey general obligation bonds Aa(1) and AA+, respectively as. A more detailed discussion of the risks of investing in New Jersey Municipal Securities is included in the Statement of Additional Information.



    RISKS OF NEW YORK MUNICIPAL SECURITIES. New York Municipal Money Fund's investment concentration in New York Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New York and by the financial condition of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State reduced its accumulated General Fund deficits and experienced operating surpluses in fiscal year ("FY") 1991-92 through 1993-94, an operating deficit of $1.426 billion for FY 1994-95 and a modest General Fund surplus for FY 1995-96. The State ended its FY 1996-97 and FY 1997-98 with a General Fund cash surplus of approximately $1.42 billion and $2.04 billion, respectively. Although the FY 1998-99 budget projects a cash balance in the General Fund, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. In addition, recent changes to federal entitlement programs and uncertainties stemming from such changes may materially adversely impact the State's ability to achieve a balanced budget in future fiscal years. The City (which is constrained in its fiscal flexibility by an already heavy local tax burden, urgent social needs and its extensive and deteriorating infrastructure) and most suburban county governments have experienced serious fiscal problems related to the recessionary performance of the regional economy, which has caused substantial, broad-based and recurring revenue shortfalls. Both the State of New York's credit rating and the City's credit rating have been, and could be further, reduced; and their ability to provide assistance to public authorities and political subdivisions has been, and could be further, impaired. New York's general obligation bonds were rated A by Moody's, A by S&P and A+ by Fitch as of August 1998. A more detailed discussion of the risks of investing in New York Municipal Securities is included in the Statement of Additional Information.



OTHER INFORMATION


    When Mitchell Hutchins believes that there is an insufficient supply of the type of Municipal Securities in which a Municipal Fund primarily invests, or during other unusual market conditions, that Municipal Fund temporarily may invest all or any portion of its net assets in other types of Municipal Securities. In addition, when Mitchell Hutchins believes that there is an insufficient supply of any type of Municipal Securities or that other circumstances warrant a defensive posture, each Municipal Fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent that a Fund holds cash, such cash would not earn income and would reduce the Fund's yield.

    Each Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets (15% of net assets in the case of New Jersey Municipal Money
Fund). Borrowings by Money Market Portfolio and U.S. Government Portfolio may include reverse repurchase agreements involving up to 5% of each Fund's net assets.



    Each Fund may invest up to 10% of its total assets in the securities of other money market funds with similar investment policies. To the extent a Fund invests in other money market funds, its shareholders incur duplicative fees and expenses, including investment advisory fees. Future federal, state and local laws may adversely affect the tax-exempt status of interest on Municipal Securities held by one of the Municipal Funds or of the exempt-interest dividends paid by the Municipal Funds, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Securities and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; Mitchell Hutchins will rely on such opinions without independent verification.



    New forms of money market instruments continue to be developed. The Funds may invest in such instruments to the extent consistent with their investment objectives.


    A Fund's investment objective may not be changed without the approval of its shareholders. California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California Municipal Securities and the similar investment policy of New York Municipal Money Fund and New Jersey Municipal Money Fund relating to investments in New York Municipal Securities and New Jersey Municipal Securities, respectively, may not be changed without approval of the appropriate Fund's shareholders. Certain other investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the applicable board without shareholder approval.

PURCHASES

    THE RMA AND BSA PROGRAMS. Shares of each Fund are available primarily through the RMA and BSA programs. RMA and BSA participants are asked to select one of the Funds as their designated portfolio ("Primary Sweep Money Fund"). Investors will have all free credit cash balances of over $1 (including proceeds from securities sold) in the account invested in the Primary Sweep Money Fund. Each Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Investors who choose one Fund as their Primary Sweep Money Fund may also purchase shares of another Fund by contacting their PaineWebber Investment Executive or correspondent firms. Minimum purchase and maintenance requirements, however, may apply to purchases of shares of a Fund other than the investor's Primary Sweep Money Fund.

    Certain features available to RMA and BSA participants are summarized in the Appendices to the Statement of Additional Information. The RMA and BSA programs are more fully described in separate materials your Investment Executive can provide you. The availability of Fund shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.

    An order to purchase shares of a Fund will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next determined net asset value per share. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its custodian. A "Business Day" is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company, and the New York City offices of PaineWebber and PaineWebber's bank are all open for business.

    RMA and BSA participants may change their Primary Sweep Money Fund at any time by notifying their PaineWebber Investment Executives or correspondent firms. However, RMA and BSA participants may not have more than one Primary Sweep Money Fund at a time.

    On any Business Day, a Fund will accept purchase orders and credit shares to investors' accounts as follows.

    PURCHASES IN GENERAL. To the extent that amounts transferred by check, electronic funds transfer credit or wire or from funds held at PaineWebber into an investor's brokerage account create a free credit cash balance, that cash balance will be automatically invested in the investor's Primary Sweep Money Fund, as described above under "The RMA and BSA Programs," when federal funds are available for the investment. Fund shares will not be purchased until all Debits and Charges (each as defined below) in a shareholder's RMA or BSA brokerage account are satisfied. See "Redemptions-- Automatic Redemptions." RMA or BSA participants wishing to invest amounts transferred in one of the other Funds should so instruct their PaineWebber Investment Executives or correspondent firms. All other shareholders should consult their PaineWebber Investment Executives or correspondent firms for information on how to purchase Fund shares.

    PURCHASES WITH FUNDS HELD AT PAINEWEBBER. Investors may invest in Fund shares with funds held in their brokerage account, including funds from the sale of securities, as described above under "Purchases in General." Federal funds normally are available for cash balances arising from the sale of securities held in a brokerage account on the Business Day following settlement, but in some cases can take longer.

    PURCHASES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT. RMA and BSA participants may purchase Fund shares by depositing into their account checks drawn on a U.S. bank. The RMA or BSA participant's brokerage account number should be included on the check.

    As noted above, shares of the participant's Primary Sweep Money Fund will be purchased when federal funds are available. Federal funds are deemed available to a Fund two Business Days after deposit of a personal check and/or an Electronic Funds Transfer credit initiated by PaineWebber and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits to the extent those funds are converted to federal funds in fewer than two Business Days.

    PURCHASES BY WIRE. RMA and BSA participants may also purchase shares of their Primary Sweep Money Fund or another Fund by instructing their banks to transfer federal funds by wire to their RMA or BSA account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C

890-0114-088, OBI=FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and RMA or BSA brokerage account number. RMA or BSA participants wishing to transfer federal funds into their accounts should contact their PaineWebber Investment Executives or correspondent firms to determine the appropriate wire instructions.

    If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds by 12:00 noon, Eastern time, on a Business Day, the automatic investment will be executed on that Business Day. Otherwise, the automatic investment will be executed at 12:00 noon, Eastern time, on the next Business Day. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

REDEMPTIONS

    Shareholders may redeem (sell) any number of shares from their Fund accounts by wire, by telephone or by mail. Shares will be redeemed at the net asset value per share next determined after receipt by the Funds' transfer agent ("Transfer Agent") of instructions from PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day.


    AUTOMATIC REDEMPTIONS. Under the RMA and BSA programs, PaineWebber will redeem Fund shares automatically to satisfy outstanding "Debits" and "Charges." "Debits" are amounts due PaineWebber on settlement date for securities purchases and other debits in the investor's RMA or BSA brokerage account, including margin loans, any federal funds wires arranged by PaineWebber and fees for such wires and PaineWebber checks and fees for such checks. "Charges" are RMA or BSA checks, MasterCard purchases, cash advances, Bill Payment Service checks and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are redeemed to cover Debits on the day the Debit is generated. Shares are redeemed to cover RMA or BSA checks and MasterCard cash advances on the day they are paid. Shares are redeemed to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares are also redeemed to cover interest due on and credit extended and outstanding under the Bank One Line of Credit at the end of the MasterCard monthly billing period. Securities purchases are automatically paid for on settlement date.


    ORDER OF REDEMPTION. If a shareholder owns shares of more than one Fund, shares of the Primary Sweep Money Fund are always redeemed first; thereafter, shares held in the other Funds will be redeemed, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, New York Municipal Money Fund, California Municipal Money Fund or New Jersey Municipal Money Fund.

    ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about redemption requirements should consult their PaineWebber Investment Executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their RMA or BSA brokerage accounts for dividends earned on those shares to (but not including) the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, each Fund anticipates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

    Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to establish minimum initial purchase requirements and to redeem Fund shares in any shareholder account of less than $500 net asset value. If a Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $500 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, a Fund may delay payment until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.

    PaineWebber has the right to terminate an RMA or BSA brokerage account for any reason. In such event, all Fund shares held in the shareholder's RMA or BSA brokerage account will be redeemed and the proceeds sent to the shareholder within three Business Days.

VALUATION OF SHARES


    Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the value of the securities plus any cash or other assets held by the Fund less all its liabilities by the number of Fund shares outstanding. Each Fund's net asset value is computed once each Business Day at 12:00 noon, Eastern time.



    Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the applicable board.


DIVIDENDS AND TAXES


    DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day they are purchased; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day they are redeemed. Net investment income includes accrued interest and earned discount (including both original issue and market discounts), less amortization of premium and accrued expenses. Any amounts from accretion of market discounts on Municipal Securities, which are taxable to each Municipal Fund's shareholders, are included in the daily dividends.


    Each Fund distributes any net short-term capital gain annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not anticipate payment of any long-term capital gain distributions.


    FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) that it distributes to its shareholders.


    Dividends paid by Money Market Portfolio and U.S. Government Portfolio generally are taxable to their shareholders as ordinary income, notwithstanding that such dividends are paid in additional Fund shares. Shareholders not subject to tax on their income, however, generally are not required to pay tax on amounts distributed to them. Distributions by a Municipal Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Fund is not deductible.

    Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Municipal Fund specifies the amount of exempt-interest dividends (and the portion thereof, if any, that is not AMT exempt interest) and the amount of any taxable dividends.


    Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who (1) do not provide the Fund or PaineWebber with a correct taxpayer identification number or
(2) otherwise are subject to backup withholding.


    CALIFORNIA TAXES. If California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at least 50% of the value of its total assets consists of qualifying California Municipal Securities, exempt-interest dividends derived from interest on qualifying California Municipal Securities will be exempt from California personal income tax ("California exempt-interest dividends"), but not California franchise tax. Dividends derived from interest on other Municipal Securities, taxable income and net capital gains are taxable under California law at ordinary income rates. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of California personal income tax. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for shareholders that are corporations. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in California and other states. The Fund itself will not be subject to California franchise or corporate income tax on interest income distributed to its shareholders.

    NEW YORK STATE AND CITY TAXES. If New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at the end of each quarter of its taxable year at least 50% of its assets is invested in qualifying New York Municipal Securities, exempt-interest dividends paid by the Fund that are derived from interest on qualifying New York Municipal Securities will be exempt from New York State and City personal income taxes, but not corporate franchise taxes. Dividends derived from interest on other Municipal Securities, taxable income and net capital gains are not exempt from New York State and City personal income taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of New York State or City personal income taxes. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in New York State and City and other states.

    NEW JERSEY TAXES.   New Jersey Municipal Money Fund anticipates that
substantially all dividends paid by it will not be subject to New Jersey personal income tax. Distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities, direct U.S. government obligations or certain other specified obligations.

To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the Fund continues to be classified as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey personal income tax. To the extent a shareholder of the Fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

    New Jersey Municipal Money Fund shares are not subject to property taxation by New Jersey or its political subdivisions.

    ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

    Each board, as part of its overall management responsibility, oversees various organizations responsible for its Fund's day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a continuous investment program for each Fund and supervises all aspects of its operations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.


    PaineWebber receives a monthly fee for these services. For the fiscal year ended June 30, 1998, the effective advisory and administration fees paid to PaineWebber as a percentage of a Fund's average daily net assets were as follows:


Money Market Portfolio                   0.50%
U.S. Government Portfolio                0.43%
Tax-Free Fund                            0.44%
California Municipal Money Fund          0.47%
New Jersey Municipal Money Fund          0.50%
New York Municipal Money Fund            0.40%

PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services at an annual rate of 20% of the fee received by PaineWebber from each Fund for advisory and administrative services.


    PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by PaineWebber Group Inc., a publicly owned financial services holding company. At July 31, 1998, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 32 registered investment companies with 69 separate portfolios and aggregate assets in excess of $40.5 billion.



    In accordance with procedures adopted by the Funds' boards, each Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


    DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of each Fund's shares and each Fund (other than Money Market Portfolio) has a separate plan of distribution ("Plan"). Under their Plans, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund each is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. Each of these Funds currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.125% of its average daily net assets. Any increase in this annual rate requires prior approval by the applicable board.



    Under each Plan, PaineWebber uses the 12b-1 service fee to pay PaineWebber Investment Executives and correspondent firms for shareholder servicing, currently at the annual rate of 0.02% of the Fund's average daily net assets held in accounts serviced by such Investment Executives and correspondent firms. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Investment Executive is based, such as rent, communications equipment, employee salaries and other overhead costs.



    During the period they are in effect, each Plan and a related distribution contract ("Distribution Contract") obligates the affected Fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed the 12b-1 fee, the Fund will not be obliged to pay more than the fee, and if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. Each Fund will pay the 12b-1 fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed for that Fund. In that event, PaineWebber's service expenses in excess of fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the Fund.



    Under a separate Plan, New Jersey Municipal Money Fund is authorized to reimburse PaineWebber its expenses for distribution of that Fund's shares at the annual rate of up to 0.12% of its average daily net assets. The expenses which may be reimbursed include compensation to Investment Executives and other employees of PaineWebber, printing of prospectuses and reports for other than existing shareholders, and the preparation, printing and distribution of sales literature and advertising materials. It is not anticipated that items reimbursable under this Plan will generally include any profit to PaineWebber. The Fund is not authorized to reimburse PaineWebber for expenses incurred more than 12 months prior to the date of such reimbursement. PaineWebber anticipates that there will be no carryover of expenses from one year to the next. The expenses to be reimbursed are for activities primarily intended to result in the sale of the Fund's shares and the maintenance of Fund accounts and account balances, and there will be no reimbursement for the expenses relative to PaineWebber's overhead. PaineWebber currently intends to pay its Investment Executives at the annual rate of approximately 0.02% of the Fund's average daily net assets held in accounts serviced by such Investment Executives and to use the balance received under the Fund's Plan for other activities.


PERFORMANCE INFORMATION

    From time to time each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund is the income on an investment in that Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned is assumed to be reinvested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The Municipal Funds may also advertise "tax-equivalent yield" and "tax-equivalent effective yield." "Tax-equivalent yield" shows the taxable yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt yield (yield excluding taxable income), with adjustments for the portion, if any, of a Fund's yield that is not tax-exempt. "Tax-equivalent effective yield" shows the taxable effective yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt effective yield (effective yield excluding taxable income), with adjustments for the portion, if any, of a Fund's yield that is not tax-exempt.

    Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The performance of shareholder accounts with small balances will differ from the quoted performance because daily income for each shareholder account is rounded to the nearest whole penny. Accordingly, very small shareholder accounts (at current interest rates, approximately $36 or less in the case of the Money Market Portfolio and U.S. Government Portfolio, and approximately $60 or less in the case of Municipal Funds) that generate less than $0.005 per day of income will earn no dividends.

GENERAL INFORMATION


    Money Market and U.S. Government Portfolios are diversified series of PaineWebber RMA Money Fund, Inc. ("Money Fund Corporation"). Both Tax-Free Fund and Money Fund Corporation were incorporated in Maryland on July 2, 1982, and each is registered with the SEC as an open-end, management investment company. Money Fund Corporation has an authorized capitalization of 60 billion shares of $0.001 par value common stock, 30 billion and 10 billion of which are designated as shares of Money Market Portfolio and U.S. Government Portfolio, respectively. The remaining shares are classified as shares of Money Fund Corporation's third series. Tax-Free Fund, a diversified investment company, has an authorized capitalization of 20 billion shares of $0.001 par value common stock.


    California Municipal Money Fund and New York Municipal Money Fund are non-diversified series of PaineWebber Managed Municipal Trust ("Managed Municipal Trust"). The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Trust's board has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

    New Jersey Municipal Money Fund is a non-diversified series of PaineWebber Municipal Money Market Series. The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated September 14, 1990. The Trust's board has authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

    Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. Each board has considered this factor in approving the use of a single, combined Prospectus.

    The Corporations and the Trusts do not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders.

    The directors are required to call a meeting of shareholders of a Corporation when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

    Shareholders of record of no less than two-thirds of the outstanding shares of the applicable

Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the applicable Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the applicable Trust's outstanding shares.

    Each share of a Fund has equal voting, dividend and liquidation rights. The shares of each series of Money Fund Corporation and Managed Municipal Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

    Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result, the holders of more than 50% of the shares of a Corporation or Trust may elect all of its board members.

    CERTIFICATES. To avoid additional operating expense and for investor convenience, stock certificates are not issued. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

    REPORTS, CONFIRMATIONS AND STATEMENTS. Shareholders of each Fund receive its audited annual and unaudited semiannual financial statements. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly. To avoid sending duplicate copies of materials to households, a Fund may mail only one copy of each annual and semiannual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call 1-800-762-1000 to ask that copies of those materials be sent personally to that shareholder.


    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Fund's assets. PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Fund's transfer and dividend disbursing agent.

                                    APPENDIX
                              MUNICIPAL SECURITIES

    The following description of the principal Municipal Securities in which, where applicable, Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may invest supplements that provided elsewhere in the Prospectus.

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes, the interest on which is exempt from federal income tax in the opinion of bond counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related governmental unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by local and state governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. The term "municipal bonds" also includes custodial receipts that represent an ownership interest in one or more municipal bonds.

    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. Each Fund is authorized to invest more than 25% of its assets in IDBs and PABs.

    PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks or other financial institutions. These interests carry a demand feature permitting the holder to tender them back to the bank or other financial institution. The demand feature generally is backed by a letter of credit, guarantee or liquidity support arrangement from a bank or other financial institution, whose credit standing affects the credit quality of the participation interest.

    PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     TABLE  OF  CONTENTS

     Highlights ............................................................. 2

     Financial Highlights ................................................... 7

     Investment Objectives and Policies .................................... 11

     Purchases ............................................................. 19


     Redemptions ........................................................... 21



     Valuation of Shares ................................................... 22



     Dividends and Taxes ................................................... 22



     Management ............................................................ 24


     Performance Information ............................................... 25


     General Information ................................................... 26


     Appendix ............................................................. A-1

      FOR INFORMATION ON THE RMA PROGRAM OR THE RMA FUNDS, CALL PAINEWEBBER TOLL-FREE AT 1-800-RMA-1000.

      FOR INFORMATION ON THE BSA PROGRAM, CALL PAINEWEBBER TOLL-FREE AT 1-800-762-1000.

      --------------------------------------------------------------------

      INVESTORS SHOULD RELY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. EACH FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF A FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.


                                    [LOGO]
                       -C-1998 PaineWebber Incorporated


         [LOGO]

      Prospectus

      ---------------------------------

        RMA MONEY MARKET PORTFOLIO

        RMA U.S. GOVERNMENT
        PORTFOLIO

        RMA TAX-FREE FUND

        RMA CALIFORNIA MUNICIPAL
        MONEY FUND

        RMA NEW JERSEY MUNICIPAL
        MONEY FUND

        RMA NEW YORK MUNICIPAL
        MONEY FUND


        August 29, 1998

                                PAINEWEBBER RMA
                             MONEY MARKET PORTFOLIO
                           U.S. GOVERNMENT PORTFOLIO
                                 TAX-FREE FUND
                        CALIFORNIA MUNICIPAL MONEY FUND
                        NEW JERSEY MUNICIPAL MONEY FUND
                         NEW YORK MUNICIPAL MONEY FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 1-800-762-1000

                      STATEMENT OF ADDITIONAL INFORMATION


    The six funds named above (each a "Fund") are professionally managed money market funds, each with its own investment objective and policies as described in the Funds' Prospectus. PaineWebber RMA Money Market Portfolio ("Money Market Portfolio") and PaineWebber RMA U.S. Government Portfolio ("U.S. Government Portfolio") are series of PaineWebber RMA Money Fund, Inc. ("Money Fund"). Money Fund and PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund") are Maryland corporations (each a "Corporation"). PaineWebber RMA California Municipal Money Fund ("California Municipal Money Fund") and PaineWebber RMA New York Municipal Money Fund ("New York Municipal Money Fund") are series of PaineWebber Managed Municipal Trust ("Managed Municipal Trust"). PaineWebber RMA New Jersey Municipal Money Fund ("New Jersey Municipal Money Fund") is a series of PaineWebber Municipal Money Market Series ("Municipal Money Market Series"). Managed Municipal Trust and Municipal Money Market Series are Massachusetts business trusts (each a "Trust"). Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "Municipal Funds." The investment adviser, administrator and distributor of each Fund is PaineWebber Incorporated ("PaineWebber"); the sub-adviser and sub-administrator of each Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated August 29, 1998. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling 1-800-762-1000. This Statement of Additional Information is dated August 29, 1998.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.


    YIELDS AND RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the Funds invest (such as U.S. government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced. If a security in a Fund's portfolio ceases to be a "First Tier" security, as defined below, or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins, and in certain cases the applicable Corporation's board of directors or the applicable Trust's board of trustees (each a "board"), will consider whether the Fund should continue to hold the obligation. A "First Tier" security is a security that is either (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. A First Tier security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO may continue to be considered a First Tier security.


    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax, California personal income tax, New Jersey personal income tax, and New York State and New York City personal income taxes (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Municipal Funds nor Mitchell Hutchins will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a Fund or of the exempt-interest dividends received by a Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.


    VARIABLE AND FLOATING RATE DEMAND INSTRUMENTS. Each Fund may invest in variable and floating rate securities with demand features. A demand feature gives a Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, a Fund intends to exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.


    Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The Funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a Fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.



    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. If their value becomes less than the repurchase price, plus any agreed upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income.



    REVERSE REPURCHASE AGREEMENTS. Money Market and U.S. Government Portfolios may each enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a

Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."


    ILLIQUID SECURITIES. No Fund will invest more than 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the applicable board. To the extent a Fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.



    Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.



    However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.



    Institutional markets for restricted securities have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund might be unable to dispose of such securities promptly or at favorable prices.


    The boards have delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by each board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Funds and reports periodically on such decisions to the applicable board.

    In making liquidity determinations with respect to municipal lease obligations, Mitchell Hutchins takes into account a number of additional factors relating specifically to the credit quality of the obligations, including, where appropriate, (1) whether the underlying lease can be cancelled, (2) what assurance there is that the assets underlying the lease can be sold, (3) the strength of the lessee's general credit (E.G., its administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an "event of nonappropriation") and (5) the legal recourse in the event of a failure to appropriate. In making liquidity determinations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Because these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.


    LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. A Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. A Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Fund will receive amounts equivalent to any interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.



    Pursuant to procedures adopted by the boards governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.



    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts."

    SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

CERTAIN POLICIES OF THE MUNICIPAL FUNDS

    MUNICIPAL SECURITIES. The types of municipal securities identified in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate- to low-income families. The Municipal Funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

    PUT BONDS. The Municipal Funds may each invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a "one time only" put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the Fund to do so. There is no assurance that an issuer of a put bond acquired by the Fund will be able to repurchase the bond on the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.


    STAND-BY COMMITMENTS. A Municipal Fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.


    A Fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A Fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a Fund, although a Fund may sell the underlying securities to a third party at any time. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. Whether a Fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the commitment is held by the Fund.

    PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests in municipal bonds, including industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating and variable rate securities. A participation interest gives a Fund an undivided interest in a municipal bond owned by a bank or other financial institution. A Fund has the right to sell the instrument back to the financial institution. As discussed above under "Variable and Floating Rate Demand Instruments," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a bank or other financial institution, such payment may be subject to the financial institution's ability to satisfy that commitment. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by each Municipal Fund, and the credit standing of financial institutions issuing letters of credit, guarantees or liquidity support arrangements supporting such participation interests, on the basis of published financial information, reports of rating services and bank analytical services. Under normal market conditions, New Jersey Municipal Money Fund will not invest more than 25% of its total assets in participation interests or other securities issued by or purchased from banks or other financial institutions.


SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES



    During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



ECONOMIC FACTORS



    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 33 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1996. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.



    Total personal income in the State, at an estimated $865 billion in 1997, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.



    From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to 5.6% in summer, 1998. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The Asian economic crisis beginning in mid-1997 will reduce exports to that region, although this has been offset by increased exports to Latin America and other areas. Overall, the Asian crisis is expected to have a moderate dampening effect on the State's economy, but the economy is still expected to outpace the nation in 1998 and 1999. Any delay or reversal of the recovery may create new shortfalls in State revenues.



CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS



    LIMITATION ON PROPERTY TAXES. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of AD VALOREM property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



    Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



    Article XIIIA prohibits local governments from raising revenues through AD VALOREM taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.



    LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



    Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.



    Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



    In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



    The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.



    APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



    Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



    "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.3 billion under the limit for fiscal year 1997-98.



    Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



OBLIGATIONS OF THE STATE OF CALIFORNIA



    Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of August 1, 1998, the State had outstanding approximately $18.7 billion of long-term general obligation bonds, plus $1.1 billion of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $7.8 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.



RECENT FINANCIAL RESULTS



    The principal sources of General Fund revenues in 1996-1997 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.



    GENERAL. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).



    RECENT BUDGETS. As a result of the severe economic recession from 1990-94 and other factors, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95 (although not all of these actions were taken in each year):



    - significant cuts in health and welfare program expenditures;



    - transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;



    - transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;



    - reduction in growth of support for higher education programs, coupled with increases in student fees;



    - revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;



    - increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and



    - various one-time adjustments and accounting changes (some of which have been challenged in court and reversed).



    A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.



    The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.



    The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.1 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $400 million as of June 30, 1997 and $1.8 billion at June 30, 1998.



    FY 1997-98 BUDGET. In May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the then-expected additional General Fund revenues for the fiscal year. The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. The final results for FY 1997-98 showed General Fund revenues and transfers of $54.7 billion and expenditures of $53.3 billion.



    Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid.



    FY 1998-99 BUDGET. The FY 1998-99 Budget Act was signed on August 21, 1998. In signing the Budget Act, the Governor vetoed $1.360 billion of General Fund expenditures, and $160 million of Special Fund expenditures, resulting in spending of $57.3 billion for the General Fund and $14.7 billion for Special Funds. Of these vetoes, the Governor "set aside" $250 million to be used for education programs supported by the Governor, but only if additional legislation is passed before the end of the current session on August 31, 1998. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. Assuming the "set aside" monies are subsequently appropriated, the Governor projects the balance in the SFEU at June 30, 1999 will be about $1.255 billion.



    As has been the case in the last several years, spending on K-12 education increased significantly, by a total of $2.2 billion, with projected per-pupil spending of $5,695, more than one-third higher than the per-pupil spending during the last recession year of 1993-94. Funding to support higher education was also increased significantly (15% for the University of California and 14% for the California State University system). The Budget included some increases in health and welfare programs, including the first increase in the monthly welfare grant since levels were cut during the recession.

    One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these is a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting in 1999, the VLF is reduced by 25%. Under current law, VLF funds are automatically transferred to cities and counties, so the new legislation provides for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5% by the year 2003. The initial 25% VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion for future years. Other tax cuts in FY 1998-99 include an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts is estimated at $1.4 billion for FY 1998-99.



    Although, as noted, the 1998-99 Budget Act projects a budget reserve in the SFEU of $1.255 billion on June 30, 1999, the General Fund fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement



    Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



BOND RATING



    The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which as of August 1998 were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA-" from Fitch.



    There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.



LEGAL PROCEEDINGS



    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.



OBLIGATIONS OF OTHER ISSUERS



    OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



    STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.



    To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1996-96 and FY1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.



    Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.



    ASSESSMENT BONDS. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



    CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (E.G., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.



OTHER CONSIDERATIONS



    The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



    Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (E.G., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.



    Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.



SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES



    NEW JERSEY MUNICIPAL SECURITIES. The financial condition of the State of New Jersey, its public authorities (the "Authorities") and it local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Municipal Money Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its Authorities and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.

    ECONOMIC FACTORS. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. According to the United States Bureau of the Census, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and 7,988,000
in 1996. Historically, New Jersey's average per capita income has been well above the national average, and in 1996 the State ranked second among the states in per capita personal income ($31,053).



    While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,457,900 in 1992. This loss has been followed by an employment gain of 255,600 from May 1992 to June 1997, a recovery of 97.5% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.



    Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to 6.2% during 1996 and 5.5% for the six month period from January 1997 through June 1997.



    For the recovery period as a whole, May 1992 to June 1997, service-producing employment in New Jersey has expanded by 283,500 jobs. Hiring has been reported by food stores, wholesale distributors, trucking and warehousing firms, security and commodity brokers, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,300 and 7,500, respectively, in the 12-month period ending June 1997.



    In the manufacturing sector, employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995 and 1996, however, manufacturing job losses increased slightly to 10,100 and 13,900 respectively, reflecting a slowdown in national manufacturing production activity. While experiencing growth in the number of production workers in 1994, the number declined in 1995 at the same time that managerial and office staff were also reduced as part of nationwide downsizing. Through August 1996, layoffs of white collar workers and corporate downsizing appear to be abating.



    Conditions have slowly improved in the construction industry, where employment has risen by 18,600 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and the first five months of 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive.



    STATE FINANCES. The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 1999" refers to the State's fiscal year beginning July 1, 1998 and ending June 30, 1999.



    The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. The estimates for Fiscal Year 1998 and Fiscal Year 1999 reflect the amounts contained in the Governor's Fiscal Year 1999 Budget Message delivered on February 10, 1998.



    In Fiscal Years 1996 and 1997, the actual General Fund balances were $442.0 million and $280.5 million, respectively, and total Undesignated Fund Balances were $882.2 million and $1,106.4 million. For Fiscal Years 1998 and 1999 General Fund balances are estimated to be $268.7 million and $144.0 million, respectively, and total Undesignated Fund Balances are estimated to be $1,021.3 million and $6750.0 million.



    FISCAL YEARS 1998 AND 1999 STATE REVENUE ESTIMATES--SALES AND USE TAX. The revised estimate forecasts Sales and Use tax collections for Fiscal Year 1998 as $4,720.0 million, a 6.9% increase from the Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $4,928.0 million is a 4.4% increase from the Fiscal Year 1998 estimate.



    GROSS INCOME TAX. The revised estimate forecasts Gross Income Tax collections for Fiscal Year 1998 of $5,340.0 million, a 10.7% increase from Fiscal year 1997 revenue. The Fiscal Year 1999 estimate of $5,860.0 million, is a 9.7% increase from the Fiscal Year 1998 estimate. Included in the Fiscal Year 1998 estimate and the Fiscal Year 1999 estimate is the enactment of a property tax deduction to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.



    CORPORATION BUSINESS TAX. The revised estimate forecasts Corporation Business Tax collection for Fiscal Year 1998 as $1,315.1 million, a 2.2% decrease from Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $1,431.0 million, is an 8.8% increase from the Fiscal year 1998 estimate.

    GENERAL CONSIDERATIONS. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.



    Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.


SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


    The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit corporations (the "Authorities") and its local governments, particularly the City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this Annual Information Statement. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.



    ECONOMIC FACTORS. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.



    Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and, indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e, per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1988 the City experienced strong increases in retail sales. However, from 1989 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly, in fiscal year 1997. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.



    During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.



    Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Currently the State economy continues to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Personal income increased substantially in 1992 and 1993. The State's economy entered into the fourth year of a slow recovery in 1996. Most of the growth occurred in the trade, construction and service industries, with business, social services and health sectors accounting for most of the service industry growth.



    The State has released information regarding the national and state economic activity in its Annual Information Statement of the State of New York dated June 26, 1998 ("Annual Information Statement" and updated August 3, 1998 ("Update to the Annual Information Statement"). At the State level, the Annual Information Statement projects continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1 percent. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.



    Personal income tax collections for 1998-99 are projected to reach $21.41 billion, or $3.67 billion above the reported 1997-98 collection total. Total business tax collections in 1998-99 are now projected to be $4.95 billion, $100 million less than received in the prior fiscal year. Receipts from user taxes and fees are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. Other tax receipts are projected to total $1.02 billion--$75 million below last year's amount. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98.



    General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service. Grants to local governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community projects grants. The 1998-99 budget provides $9.65 billion in support of public schools. The year-to-year increase of $769 million is comprised of partial funding for a 1998-99 school year increase of $847 million as well as the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998-99. Spending for all other educational programs, which includes the State and City university systems, the Tuition Assistance Program, and handicapped programs, is estimated at $3.00 billion, an increase of $270 million over 1997-98 levels. Medicaid costs are estimated at $5.60 billion, an increase of $144 million from the prior year.



    The 1998-99 Financial Plan projects a closing fund balance in the General Fund of $1.67 billion. This fund balance is composed of a reserve of $1.01 billion available for future needs, a $400 million balance in the Tax Stabilization Reserve Fund ("TSRF"), a $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF") after a projected deposit of $32 million in 1998-99.



    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time. As a result, there can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



    The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State's projections of receipts and disbursements.



    THE STATE. Owing to the factors mentioned above and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.



    Total General Fund receipts in 1998-99 are projected to be $37.81 billion, an increase of $3.26 billion from the $34.55 billion recorded in 1997-98. This total included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds. However, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.



    An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.



    REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $37.56 billion, an increase of over 3 billion from the $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.



    The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year.



    The PERSONAL INCOME TAX is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.41 billion, nearly $3.67 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.



    USER TAXES AND FEES comprised of three quarters of the State four percent sales and use tax (the balance, one percent, flows to support Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.



    Receipts from user taxes and fees receipts are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.



    BUSINESS TAXES include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipt taxes on utilities and galling-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.



    Total business tax collections in 1998-99 are now projected to be $4.95 billion, $100 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.



    OTHER TAXES include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion--$75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

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    MISCELLANEOUS RECEIPTS include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.



    TRANSFERS FROM OTHER FUNDS to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.



    STATE DEBT. General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increase for State employees, as well as increased transfers for debt service.



    NONRECURRING SOURCES. The Division of the Budget estimates that the 1998-99 State Financial Plan contains actions that provide nonrecurring resources of savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims.



    OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.



    Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

    The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlaws for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.



    LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor-Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY1994-95 using a four year phase in. Employer contributions, including the State's, are expected to increase over the next five to ten years. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to remain at its current level of approximately 191,000 persons in 1998-99 year. The State is currently preparing for negotiations with various unions to establish new agreements since most of the existing contracts will expire on March 31, 1999.



    On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The law abolished the federal Aid to Families with Dependent Children program
(AFDC), and created a new Temporary Assistance to Needy Families with Dependent Children program (TANF) funded with a fixed federal block grant to states. The law also imposed (with certain exceptions) a five era durational limit on TANF recipients, required that virtually all recipients be engaged in work or community service activities within two years of receipt benefits, and limited assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.



    Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the Legislature. There can be no assurances of timely enactment of certain conforming provisions required under the federal law. Further delay increases the risk that the States could incur fiscal penalties for failure to comply with federal law.



    MEDICAID. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. General Fund payments for Medicaid are projected to be $5.60 billion, an increase of $144 million from the prior year. After adjusting 1997-98 for the $116 million prepayment of an additional Medicaid cycle, Medicaid spending is projected to increase $260 million of 4.9 percent. Disbursements for all other health and social welfare programs are projected to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.



    YEAR 2000 COMPLIANCE. New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issues ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.



    In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations. High-priority computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.



    OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.



    THE STATE AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt.



    The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services.



    Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan.



    METROPOLITAN TRANSPORTATION AUTHORITY. Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.



    State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board (CPRB) approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the

Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken the MTA.



    There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.



    THE CITY. The fiscal health of the State may also be affected by the fiscal health of New York City (City), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.



    The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. However, in the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation For The City of New York ("MAC") to provide financing assistance for the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs, and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.



    The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.



    Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2002 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumption could significantly affect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2002 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1997-98 may result in substantial reductions in projected expenditures for social spending programs. Cost containment assumptions contained in the 1997-2000 Financial Plan and the City FY 1997-98 Budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1997-98. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal year.



    The 1999-2002 Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.



    On April 24, 1998 the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 1999 fiscal year (the "Executive Budget"). The Executive Budget and Financial Plan project revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.



    Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $1.3 billion, $1.1 billion, $955 million, $897 million and $1.7 billion in the 1998 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $197 million, $361 million, $204 million and $226 million in the 1998 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $266 million, $26 million, $58 million and $193 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling $68 million in the 1998 fiscal year and of between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $112 million, $443 million, $281 million, $273 million and $677 million in fiscal years 1998 through 2002, respectively; and (viii) reduced pension costs of $116 million, $168 million and $404 million in fiscal years 2000 through 2002, respectively. The Financial Plan also sets forth gap closing actions for the 1998 through 2002 fiscal years, which include: (i) additional agency actions totaling $176 million, $595 million, $516 million, $494 million and $552 million in fiscal years 1998 through 2002, respectively, and (ii) assumed additional Federal and State aid of $100 million in each of fiscal years 1999 through 2002.



    The 1998 Modification and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Plan for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for residential holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.



    Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



    The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1997, while unrestricted Federal aid has been sharply reduced. The City projects that local revenues will provide approximately 66.9% of total revenues in the 1998 fiscal year while Federal aid, including categorical grants, will provide 13.2%, and State aid, including unrestricted aid and categorical grants, will provide 19.7%.



    The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the city to issue short term notes in amounts exceeding those expected early in such fiscal years.

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    The City makes substantial capital expenditures to reconstruct and rehabilitate the city's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations.



    The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Plan and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.



    This City's projection of its capital financing need pursuant to the Mayor's Declaration of Need and Proposed Transitional Capital Plan of June 30, 1997 indicates additional projected debt and contract liabilities of approximately $3 billion for fiscal year 1998. To provide for the City's capital program, State legislation was enacted which created the Finance Authority, the debt of which is not subject to the general debt limit. Without the Finance Authority or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year. By utilizing projected Finance Authority borrowing and including the Finance Authority's projected borrowing as part of the total debt incurring power set forth in the following table, the City's total debt incurring power has been increased. Even with the increase, the City may reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000.



    OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.



    Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.



    The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.



    Municipalities and school districts have engaged in substantial short term and long term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.



INVESTMENT LIMITATIONS


    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each Fund will not:

       (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.


        The following interpretations apply to, but are not a part of, this fundamental limitation (a): With respect to this limitation, domestic and foreign banking will be considered to be different industries: and
        (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.


       (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

       (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


        The following interpretation applies to, but is not a part of, this fundamental restriction: The Fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.


       (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

       (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

       (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

       (7) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.


    With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.


    With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

    NON-FUNDAMENTAL INVESTMENT LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval.



    Each Fund will not:



        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



        (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



        (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.



        (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.



        (5) invest more than 10% of its net assets in illiquid securities.



        DIRECTORS/TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES



    The directors and trustees (each also referred to as "board members") and executive officers of the Corporations and the Trusts, their ages, business addresses and principal occupations during the past five years are:



                                          POSITION WITH                       BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          CORPORATIONS/TRUSTS                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------  ------------------------------------------------------
Margo N. Alexander**; 51              Director/Trustee and   Mrs. Alexander is president, chief executive officer
                                            President          and a director of Mitchell Hutchins (since January
                                                               1995) and an executive vice president and director
                                                               of PaineWebber (since March 1984). Mrs. Alexander is
                                                               president and a director or trustee of 32 investment
                                                               companies for which Mitchell Hutchins or PaineWebber
                                                               serves as investment adviser.
Richard Q. Armstrong; 63                Director/Trustee     Mr. Armstrong is chairman and principal of RQA
78 West Brother Drive                                          Enterprises (management consulting firm) (since
Greenwich, CT 06830                                            April 1991 and principal occupation since March
                                                               1995). Mr. Armstrong was chairman of the board,
                                                               chief executive officer and co-owner of Adirondack
                                                               Beverages (producer and distributor of soft drinks
                                                               and sparkling/still waters) (October 1993-March

                                          POSITION WITH                       BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          CORPORATIONS/TRUSTS                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------  ------------------------------------------------------
                                                               1995). He was a partner of the New England
                                                               Consulting Group (management consulting firm)
                                                               (December 1992-September 1993). He was managing
                                                               director of LVMH U.S. Corporation (U.S. subsidiary
                                                               of the French luxury goods conglomerate, Louis
                                                               Vuitton Moet Hennessey Corporation) (1987-1991) and
                                                               chairman of its wine and spirits subsidiary,
                                                               Schieffelin & Somerset Company (1987-1991). Mr.
                                                               Armstrong is a director or trustee of 31 investment
                                                               companies for which Mitchell Hutchins or PaineWebber
                                                               serves as investment adviser.
E. Garrett Bewkes, Jr.**; 71          Director/Trustee and   Mr. Bewkes is a director of Paine Webber Group Inc.
                                         Chairman of the       ("PW Group") (holding company of PaineWebber and
                                            Boards of          Mitchell Hutchins). Prior to December 1995, he was a
                                       Directors/Trustees      consultant to PW Group. Prior to 1988, he was
                                                               chairman of the board, president and chief executive
                                                               officer of American Bakeries Company. Mr. Bewkes is
                                                               a director of Interstate Bakeries Corporation. Mr.
                                                               Bewkes is a director or trustee of 32 investment
                                                               companies for which Mitchell Hutchins or PaineWebber
                                                               serves as investment adviser.
Richard R. Burt; 51                     Director/Trustee     Mr. Burt is chairman of IEP Advisors, Inc.
1275 Pennsylvania Avenue, N.W.                                 (international investments and consulting firm)
Washington, D.C. 20004                                         (since March 1994) and a partner of McKinsey &
                                                               Company (management consulting firm) (since 1991).
                                                               He is also a director of Archer-Daniels-Midland Co.
                                                               (agricultural commodities) Hollinger International
                                                               Co. (publishing), Homestake Mining Corp., Powerhouse
                                                               Technologies Inc. and Wierton Steel Corp. He was the
                                                               chief negotiator in the Strategic Arms Reduction
                                                               Talks with the former Soviet Union (1989-1991) and
                                                               the U.S. Ambassador to the Federal Republic of
                                                               Germany (1985-1989). Mr. Burt is a director or
                                                               trustee of 31 investment companies for which
                                                               Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.
Mary C. Farrell**; 48                   Director/Trustee     Ms. Farrell is a managing director, senior investment
                                                               strategist, and member of the Investment Policy
                                                               Committee of PaineWebber. Ms. Farrell joined
                                                               PaineWebber in 1982. She is

                                          POSITION WITH                       BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          CORPORATIONS/TRUSTS                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------  ------------------------------------------------------
                                                               a member of the Financial Women's Association and
                                                               Women's Economic Roundtable, and appears as a
                                                               regular panelist on Wall $treet Week with Louis
                                                               Rukeyser. She also serves on the Board of Overseers
                                                               of New York University's Stern School of Business.
                                                               Ms. Farrell is a director or trustee of 31
                                                               investment companies for which Mitchell Hutchins or
                                                               PaineWebber serves as investment adviser.
Meyer Feldberg; 56                      Director/Trustee     Mr. Feldberg is Dean and Professor of Management of
Columbia University                                            the Graduate School of Business, Columbia
101 Uris Hall                                                  University. Prior to 1989, he was president of the
New York, New York 10027                                       Illinois Institute of Technology. Dean Feldberg is
                                                               also a director of Primedia Inc., Federated
                                                               Department Stores Inc. and Revlon, Inc. Dean
                                                               Feldberg is a director or trustee of 33 investment
                                                               companies for which Mitchell Hutchins, PaineWebber
                                                               or their affiliate serves as investment adviser.
George W. Gowen; 68                     Director/Trustee     Mr. Gowen is a partner in the law firm of Dunnington,
666 Third Avenue                                               Bartholow & Miller. Prior to May 1994, he was a
New York, New York 10017                                       partner in the law firm of Fryer, Ross & Gowen. Mr.
                                                               Gowen is a director or trustee of 31 investment
                                                               companies for which Mitchell Hutchins or PaineWebber
                                                               serves as investment adviser.
Frederic V. Malek; 61                   Director/Trustee     Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Ave, N.W.                                    (merchant bank). From January 1992 to November 1992,
Suite 350                                                      he was campaign manager of Bush-Quayle '92. From
Washington, D.C. 20004                                         1990 to 1992, he was vice chairman and, from 1989 to
                                                               1990, he was president of Northwest Airlines Inc.,
                                                               NWA Inc. (holding company of Northwest Airlines
                                                               Inc.) and Wings Holdings Inc. (holding company of
                                                               NWA Inc.). Prior to 1989, he was employed by the
                                                               Marriott Corporation (hotels, restaurants, airline
                                                               catering and contract feeding), where he most
                                                               recently was an executive vice president and
                                                               president of Marriott Hotels and Resorts. Mr. Malek
                                                               is also a director of American Management Systems,
                                                               Inc. (management consulting and computer-related
                                                               services), Automatic Data Processing, Inc., CB
                                                               Commercial Group, Inc. (real estate services),
                                                               Choice Hotels International (hotel and hotel
                                                               franchising), FPL Group, Inc. (electric

                                          POSITION WITH                       BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          CORPORATIONS/TRUSTS                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------  ------------------------------------------------------
                                                               services), Manor Care, Inc. (health care) and
                                                               Northwest Airlines Inc. Mr. Malek is a director or
                                                               trustee of 31 investment companies for which
                                                               Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.

Carl W. Schafer; 62                     Director/Trustee     Mr. Schafer is president of the Atlantic Foundation
66 Witherspoon Street #1100                                    (charitable foundation supporting mainly
Princeton, NJ 08542                                            oceanographic exploration and research). He is a
                                                               director of Base Ten Systems, Inc. (software)
                                                               Roadway Express, Inc. (trucking), The Guardian Group
                                                               of Mutual Funds, the Harding, Loevner Funds, Evans
                                                               Systems, Inc. (motor fuels, convenience store and
                                                               diversified company), Electronic Clearing House,
                                                               Inc. (financial transactions processing), Frontier
                                                               Oil Corporation and Nutraceutix, Inc. (biotechnology
                                                               company). Prior to January 1993, Mr. Schafer was
                                                               chairman of the Investment Advisory Committee of the
                                                               Howard Hughes Medical Institute. Mr. Schafer is a
                                                               director or trustee of 31 investment companies for
                                                               which Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.
Kimberly Brown; 31                    Vice President (Money  Ms. Brown is a vice president and a portfolio manager
                                              Fund)            of Mitchell Hutchins. She has been a portfolio
                                                               manager since March 1995 and has been with Mitchell
                                                               Hutchins since December 1992. Prior to joining
                                                               Mitchell Hutchins Ms. Brown was with Visual Impact
                                                               Advertising. Ms. Brown is vice president of one
                                                               investment company for which Mitchell Hutchins or
                                                               PaineWebber serves as investment adviser.
John J. Lee; 30                        Vice President and    Mr. Lee is a vice president and a manager of the
                                       Assistant Treasurer     mutual fund finance department of Mitchell Hutchins.
                                                               Prior to September 1997 he was an audit manager in
                                                               the financial services practice of Ernst & Young
                                                               LLP. Mr. Lee is a vice president and assistant
                                                               treasurer of 32 investment companies for which
                                                               Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.
Dennis McCauley; 51                      Vice President      Mr. McCauley is a managing director and chief
                                                               investment officer--fixed income of Mitchell
                                                               Hutchins. Prior to December 1994, he was director of
                                                               fixed income investments of IBM

                                          POSITION WITH                       BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          CORPORATIONS/TRUSTS                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------  ------------------------------------------------------
                                                               Corporation. Mr. McCauley is a vice president of 22
                                                               investment companies for which Mitchell Hutchins or
                                                               PaineWebber serves as investment adviser.
Ann E. Moran; 41                       Vice President and    Ms. Moran is a vice president and a manager of the
                                       Assistant Treasurer     mutual fund finance department of Mitchell Hutchins.
                                                               Ms. Moran is a vice president and assistant
                                                               treasurer of 32 investment companies for which
                                                               Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.
Dianne E. O'Donnell; 46                Vice President and    Ms. O'Donnell is a senior vice president and deputy
                                            Secretary          general counsel of Mitchell Hutchins. Ms. O'Donnell
                                                               is a vice president and secretary of 31 investment
                                                               companies and vice president and assistant secretary
                                                               of one investment company for which Mitchell
                                                               Hutchins or PaineWebber serves as investment
                                                               adviser.
Emil Polito; 37                          Vice President      Mr. Polito is a senior vice president and director of
                                                               operations and control for Mitchell Hutchins. From
                                                               March 1991 to September 1993 he was director of the
                                                               mutual funds sales support and service center for
                                                               Mitchell Hutchins and PaineWebber. Mr. Polito is
                                                               vice president of 32 investment companies for which
                                                               Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.
Susan P. Ryan; 38                     Vice President (Money  Ms. Ryan is a senior vice president and a portfolio
                                              Fund)            manager of Mitchell Hutchins and has been with
                                                               Mitchell Hutchins since 1982. Ms. Ryan is a vice
                                                               president of five investment companies for which
                                                               Mitchell Hutchins or PaineWebber serves as
                                                               investment adviser.
Victoria E. Schonfeld; 47                Vice President      Ms. Schonfeld is a managing director and general
                                                               counsel of Mitchell Hutchins. Prior to May 1994, she
                                                               was a partner in the law firm of Arnold & Porter.
                                                               Ms. Schonfeld is a vice president of 31 investment
                                                               companies and vice president and secretary of one
                                                               investment company for which Mitchell Hutchins or
                                                               PaineWebber serves as investment adviser.
Paul H. Schubert; 35                   Vice President and    Mr. Schubert is a senior vice president and the
                                            Treasurer          director of the mutual fund finance department of
                                                               Mitchell Hutchins. From August 1992 to August 1994,
                                                               he was a vice president of BlackRock Financial
                                                               Management, L.P.

                                          POSITION WITH                       BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          CORPORATIONS/TRUSTS                    OTHER DIRECTORSHIPS
------------------------------------  ---------------------  ------------------------------------------------------
                                                               Mr. Schubert is a vice president and treasurer of 32
                                                               investment companies for which Mitchell Hutchins or
                                                               PaineWebber serves as investment adviser.
Barney A. Taglialatela; 37             Vice President and    Mr. Taglialatela is a vice president and a manager of
                                       Assistant Treasurer     the mutual fund finance department of Mitchell
                                                               Hutchins. Prior to February 1995, he was a manager
                                                               of the mutual fund finance division of Kidder
                                                               Peabody Asset Management, Inc. Mr. Taglialatela is a
                                                               vice president and assistant treasurer of 32
                                                               investment companies for which Mitchell Hutchins or
                                                               PaineWebber serves as investment adviser.
Debbie Vermann; 39                       Vice President      Ms. Vermann is a vice president and a portfolio
                                         (Tax-Free Fund,       manager of Mitchell Hutchins. Ms. Vermann is a vice
                                        Managed Municipal      president of three investment companies for which
                                      Trust, and Municipal     Mitchell Hutchins or PaineWebber serves as
                                      Money Market Series)     investment adviser.
Keith A. Weller; 37                    Vice President and    Mr. Weller is a first vice president and associate
                                       Assistant Secretary     general counsel of Mitchell Hutchins. Prior to May
                                                               1995, he was an attorney in private practice. Mr.
                                                               Weller is a vice president and assistant secretary
                                                               of 31 investment companies for which Mitchell
                                                               Hutchins or PaineWebber serves as investment
                                                               adviser.


------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of each Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.


    Each Corporation or Trust pays board members who are not "interested persons" of the Corporation or Trust $1,000 annually for each series and $150 per series for each separate board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series presently pay such directors and trustees $3,000, $1,000, $2,000 and $1,000 annually, respectively, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. Board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Corporations/Trusts own in the aggregate less than 1% of the shares of each Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporations/Trusts and the Funds, the Corporations and Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Corporations and Trusts for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the current board members of the Corporations/Trusts who held office with one of the Funds or with other PaineWebber funds during the fiscal year ended June 30, 1998.


                              COMPENSATION TABLE+


                                                                                                             TOTAL
                                                           AGGREGATE COMPENSATION FROM                    COMPENSATION
                                            ---------------------------------------------------------       FROM THE
                                                                                          MUNICIPAL    CORPORATIONS/TRUSTS
                                               MONEY      TAX-FREE        MANAGED       MONEY MARKET        AND THE
     NAME OF PERSONS, POSITION                 FUND*        FUND*     MUNICIPAL TRUST*     SERIES*       FUND COMPLEX**
------------------------------------------  -----------  -----------  ----------------  -------------  ------------------
Richard Q. Armstrong
  Director/Trustee........................   $   6,150    $   2,050      $    4,100       $   2,050        $   94,885
Richard R. Burt
  Director/Trustee........................       5,700        1,900           3,800           1,900            87,085
Meyer Feldberg,
  Director/Trustee........................       6,150        2,050           4,100           2,050           117,853
George W. Gowen,
  Director/Trustee........................       7,389        2,463           4,926           2,463           101,567
Frederic V. Malek,
  Director/Trustee........................       6,150        2,050           4,100           2,050            95,845
Carl W. Schafer
  Director/Trustee........................       6,150        2,050           4,100           2,050            94,885


------------

  + Only independent board members are compensated by the Corporations or Trusts and identified above; board members who are "interested persons" as defined by the 1940 Act do not receive compensation.


  * Represents fees paid to each board member during the fiscal years ended June 30, 1998.



 ** Represents total compensation paid to each board member during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing, or retirement plan.



    As of July 31, 1998, the Funds had no shareholders who owned of record 5% or more of a Fund's shares, and no Fund is aware of any shareholder who is the beneficial owner of 5% or more of its shares.

       INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the Funds' investment adviser and administrator pursuant to separate contracts dated March 23, 1989 with Money Fund, March 1, 1989 with Tax-Free Fund, September 10, 1990 with Managed Municipal Trust and April 13, 1995 with Municipal Money Market Series ("PaineWebber Contracts"). Under the PaineWebber Contracts, each Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

                                                                                    ANNUAL
AVERAGE DAILY NET ASSETS                                                             RATE
---------------------------------------------------------------------------------  ---------
MONEY MARKET PORTFOLIO:
  All............................................................................      0.50%
U.S. GOVERNMENT PORTFOLIO:
  Up to $300 million.............................................................      0.50%
  In excess of $300 million up to $750 million...................................      0.44%
  Over $750 million..............................................................      0.36%
TAX-FREE FUND:
  Up to $1 billion...............................................................      0.50%
  In excess of $1 billion up to $1.5 billion.....................................      0.44%
  Over $1.5 billion..............................................................      0.36%
CALIFORNIA MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND:
  Up to $300 million.............................................................      0.50%
  In excess of $300 million up to $750 million...................................      0.44%
  Over $750 million..............................................................      0.36%
NEW JERSEY MUNICIPAL MONEY FUND:
  All............................................................................      0.50%

    For the periods indicated, the Funds paid (or accrued) to PaineWebber the following fees.


                                           FOR THE FISCAL YEARS ENDED JUNE 30,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Money Market Portfolio..................  $50,859,070  $40,972,909  $32,952,818
U.S. Government Portfolio...............    5,010,616    4,931,890    4,457,510
Tax-Free Fund...........................   10,111,111    9,479,630    9,012,871
California Municipal Money Fund.........    2,667,404    2,493,144    2,050,593
New York Municipal Money Fund...........    1,673,724    1,446,166    1,263,305
                                              ($5,113)   ($292,698)    ($46,118)
                                               waived       waived       waived

    For the periods indicated, New Jersey Municipal Money Fund paid (or accrued) to PaineWebber and/ or Kidder Peabody Asset Management, Inc., the Fund's predecessor manager and investment adviser, the following fees:


                                                                                                          FOR THE FISCAL
                                      FOR THE FISCAL YEAR   FOR THE FISCAL YEAR   FOR THE EIGHT MONTHS      YEAR ENDED
                                      ENDED JUNE 30, 1998   ENDED JUNE 30, 1997   ENDED JUNE 30, 1996    OCTOBER 31, 1995
                                      -------------------   -------------------   --------------------   -----------------
New Jersey Municipal Money Fund.....       $294,352              $239,816               $138,224                 $167,865



    During its fiscal year ended June 30, 1998, no Fund paid fees to PaineWebber for its services as lending agent because no Fund engaged in any securities lending activities during that period. Prior to August 1, 1997, PaineWebber provided certain services to each Fund not otherwise provided by its transfer agent. Pursuant to agreements between PaineWebber and each of the Funds relating to these services, each Fund paid (or accrued) to PaineWebber the following fees:



                                                                             FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                            --------------------------------------
                                                                               1998         1997          1996
                                                                            ----------  ------------  ------------
Money Market Portfolio....................................................  $  156,077  $  1,736,778  $  1,391,745
U.S. Government Portfolio.................................................      12,249       148,113       144,758
Tax-Free Fund.............................................................      20,345       247,472       242,449
California Municipal Money Fund...........................................       4,546        54,029        50,117
New York Municipal Money Fund.............................................       3,402        39,481        36,019


    These agreements were reviewed annually by the appropriate boards. Effective August 1, 1997, PaineWebber provides transfer agency related services to each Fund pursuant to a delegation of authority from PFPC Inc. and is compensated for these services by PFPC Inc., not the Funds.

    Under separate contracts with PaineWebber dated March 23, 1989 with respect to Money Fund, March 1, 1989 with respect to Tax-Free Fund, September 10, 1990 with respect to Managed Municipal Trust and April 13, 1995 with respect to Municipal Money Market Series ("Mitchell Hutchins Contracts"), Mitchell Hutchins serves as each Fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contracts, PaineWebber (not the Funds) pays Mitchell Hutchins fees, computed daily and paid monthly, at an annual rate of 20% of the fee paid by each Fund to PaineWebber under the PaineWebber Contracts.

    For the periods indicated, PaineWebber paid (or accrued) to Mitchell Hutchins the following fees.


                                                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                             -----------------------------------------
                                                                                 1998           1997          1996
                                                                             -------------  ------------  ------------
Money Market Portfolio.....................................................  $  10,171,814  $  8,194,582  $  6,590,564
U.S. Government Portfolio..................................................      1,002,123       986,378       891,502
Tax-Free Fund..............................................................      2,022,222     1,895,926     1,802,574
California Municipal Money Fund............................................        533,481       498,629       410,119
New York Municipal Money Fund..............................................        333,722       347,773       252,661

                                           FOR THE           FOR THE                                FOR THE
                                         FISCAL YEAR       FISCAL YEAR           FOR THE          FISCAL YEAR
                                            ENDED             ENDED        EIGHT MONTHS ENDED        ENDED
                                        JUNE 30, 1998     JUNE 30, 1997       JUNE 30, 1996     OCTOBER 31, 1995
                                       ----------------  ----------------  -------------------  ----------------
New Jersey Municipal Money Fund......     $   58,870        $   47,963          $  27,645          $   18,580


    Under the terms of the PaineWebber Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific Fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as the board deems fair and equitable. Expenses borne by the Funds include the following (or each Fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Funds by PaineWebber, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the Funds under federal and state securities laws and maintaining such registrations and qualifications,
(5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of PaineWebber, (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof,
(17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

    Under the PaineWebber and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber or Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Contracts are terminable with respect to each Fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that Fund on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The PaineWebber Contracts are also terminable without penalty by PaineWebber on 60 days' written notice to the appropriate

Corporation or Trust, and the Mitchell Hutchins Contracts are terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and each Mitchell Hutchins Contract also terminates automatically upon the assignment of the applicable PaineWebber Contract.


    The following table shows the approximate net assets as of July 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                                  NET
INVESTMENT CATEGORY                                             ASSETS
-------------------------------------------------------------  ---------
                                                                ($ MIL)
Domestic (excluding Money Market)............................  $ 7,867.8
Global.......................................................    3,938.0
Equity/Balanced..............................................    6,516.6
Fixed Income (excluding Money Market)........................    5,289.2
  Taxable Fixed Income.......................................    3,709.5
  Tax-Free Fixed Income......................................    1,579.7
Money Market Funds...........................................   28,787.4


    Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by the PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

    DISTRIBUTION ARRANGEMENTS. PaineWebber acts as distributor of shares of the Funds under separate distribution contracts with each Corporation or Trust ("Distribution Contracts") which require PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Funds. Shares of the Funds are offered continuously. Payments by U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund to compensate or reimburse PaineWebber for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services (and, for New Jersey Municipal Money Fund, distributing its shares) are authorized under the Distribution Contracts and made in accordance with related plans of distribution ("Plans") adopted by each Corporation or Trust with respect to those Funds in the manner prescribed by Rule 12b-1 under the 1940 Act. No such payments have been authorized for Money Market Portfolio.

    Among other things, each Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Corporation or Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected Fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Corporation or Trust shall be committed to the discretion of the board members who are not "interested persons" of the Corporation or Trust.


    Under the applicable Plan, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund each is authorized to pay PaineWebber a service fee, computed daily and paid monthly, at the annual rate of up to 0.15% of its average daily net assets. Each of these Funds currently pays service fees to PaineWebber at the annual rate of .125% of average daily net assets. Any increase from the current annual rate would require prior approval of the board. Under the applicable Plan, New Jersey Municipal Money Fund reimburses PaineWebber for certain service and distribution expenses at an annual rate of up to 0.12% of its average daily net assets.



    During their fiscal years ended June 30, 1998, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund paid or accrued to PaineWebber service fees of $1,151,934, $2,249,750, $553,196 and $332,649, respectively. For the same periods, PaineWebber estimates that it incurred expenses of $485,000, $793,000, $314,000 and $250,000, respectively, in servicing Fund shareholders. PaineWebber estimates that these expenses were incurred for each of these Funds, respectively, as follows: (a) allocated costs related to shareholder servicing--$161,000, $161,000, $163,000 and $162,000; and
(b) service fees to Investment Executives--$324,000, $632,000, $151,000 and $88,000.



    During the fiscal year ended June 30, 1998, New Jersey Municipal Money Fund paid or accrued to PaineWebber 12b-1 fees of $70,645. For the same period, PaineWebber estimates that it incurred expenses of $145,000 in distributing shares of this Fund and servicing Fund shareholders. PaineWebber estimates that these expenses were incurred for New Jersey Municipal Money Fund as follows: (a) advertising and promotion--$27,500; (b) printing--$87; and (c) service fees to Investment Executives--$16,000.


    "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.


    In approving the continuance of the Plan for each Fund, the applicable board considered all features of the distribution system for the Fund, including (a) PaineWebber's view that the payment of service fees (and distribution fees for New Jersey Municipal Money Fund) at the annual rate of 0.02% (0.02% for New Jersey Municipal Money Fund) of the average daily net assets of the Fund held in shareholder accounts serviced by Investment Executives and correspondent firms was attractive to such Investment Executives and correspondent firms and would result in greater growth of the Fund than might otherwise be the case, (b) the extent to which Fund shareholders might benefit from economies of scale resulting from growth in the Fund's assets and shareholder account size and the potential for continued growth, (c) the services provided to the Fund and its shareholders by PaineWebber pursuant to the applicable Distribution Contract,
(d) PaineWebber's expenses and costs under the Plan as described above and (e) the fact that the expense to the Fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that may be triggered as assets reach higher levels.


    With respect to each Plan, the applicable board considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan is successful and the Fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

    The Funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    The Mitchell Hutchins Contracts authorize Mitchell Hutchins (with the approval of each Corporation's or Trust's board) to select brokers and dealers to execute purchases and sales of each Fund's portfolio securities. The Contracts direct Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers through which or with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contracts. During its past three fiscal years, no Fund has paid any brokerage commissions; therefore, none has allocated any brokerage transactions for research, analysis, advice and similar services.

    Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

    Investment decisions for each Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

HOLDINGS OF REGULAR BROKER-BROKERS


    As of June 30, 1998, Money Market Portfolio owned commercial paper and short-term corporate obligations issued by the following persons who are regular broker-dealers for that Fund: Bear Stearns Companies Incorporated $303,311,447; Goldman Sachs Group LP $98,173,665; Lehman Brothers Holdings Incorporated $507,944,575; Merrill Lynch & Co., Inc. $338,658,217; and Morgan Stanley, Dean Witter & Discover Company $267,579,733.


                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS

    Each Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although each Fund seeks to maintain a constant net asset value of $1.00 per share.

    If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of either Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    Under normal circumstances, a Fund will redeem shares when so requested by a shareholder's broker-dealer other than PaineWebber by telegram or telephone to PaineWebber. Such a redemption order will be executed at the net asset value next determined after the order is received by PaineWebber. Redemptions of Fund shares effected through a broker-dealer other than PaineWebber may be subject to a service charge by that broker-dealer.

                              VALUATION OF SHARES

    Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriot's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

    Each Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under the Rule relating to the Fund's investments, some of which are discussed in the Prospectus and this Statement of Additional Information. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.


    Each board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any Fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that Mitchell Hutchins determines (pursuant to delegated authority from the appropriate board) present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.


    In determining the approximate market value of portfolio investments, each Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES


    FEDERAL TAXES. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) plus, in the case of each Municipal Fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

    Dividends paid by a Municipal Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each Municipal Fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a Municipal Fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the Municipal Funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.



    Tax-exempt interest attributable to certain PABs (including, in the case of a Municipal Fund receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that Fund) is subject to the federal alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether a Municipal Fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.



    Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.


    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Funds still are tax-exempt to the extent described above and in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    If a Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to that Fund's shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Municipal Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

    Each Municipal Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Municipal Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

    Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by the Municipal Funds are not subject to withholding.

    Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (I.E., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.


    CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the Fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.


    Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of U.S. possessions or territories), provided that the Fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the Fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the Fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

    Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Shares of California Municipal Money Fund will not be subject to the California property tax.

    The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California

Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

    NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable (i) to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including the City) or
(ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations the interest on which is tax-exempt for federal income tax purposes. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income. However, distributions by the Fund, if any, that are derived from interest earned on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from personal income taxation for New York State and City purposes, provided that at least 50% of the value of its total assets at the close of each quarter of its taxable year is invested in such obligations.

    Shareholders of New York Municipal Money Fund that are subject to the New York State corporation franchise tax or the City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes.

    Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business tax imposed by the City solely by reason of their ownership of shares in the Fund. If a shareholder is subject to unincorporated business taxation by the City, income and gains distributed by the Fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the City).

    Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or the City.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund generally will not be deductible for New York State personal income tax purposes.

    Interest income of New York Municipal Money Fund that is distributed to its shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the City general corporation tax.

    The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and the City presently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City tax matters.

    NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to the New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities or direct U.S. government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the Fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the Fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

    The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

    The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to Fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.


    TAX-FREE INCOME VS. TAXABLE INCOME--TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1998 federal individual income tax rates in effect on the date of this Statement of Additional Information. For example, a couple with taxable income of $90,000 in 1998, or a single individual with taxable income of $55,000 in 1998, whose investments earn a 4% tax-free yield, would have to earn a 5.56% taxable yield to receive the same benefit.



               TABLE I. 1998 FEDERAL TAXABLE VS. TAX-FREE YIELDS*



   TAXABLE INCOME (000'S)                                     A TAX-FREE YIELD OF
-----------------------------                   -----------------------------------------------
   SINGLE           JOINT        FEDERAL TAX     3.00%     4.00%     5.00%     6.00%     7.00%
   RETURN          RETURN          BRACKET      -------   -------   -------   -------   -------
                                                 IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
-------------   -------------   -------------   -----------------------------------------------
$    0-- 25.4   $    0-- 42.4          15.00%     3.53%     4.71%     5.88%     7.06%     8.24 %
  25.4-- 61.4     42.4--102.3          28.00      4.17      5.56      6.94      8.33      9.72
  61.4--128.1    102.3--156.0          31.00      4.35      5.80      7.25      8.70     10.14
 128.1--278.5    156.0--278.5          36.00      4.69      6.25      7.81      9.38     10.94
   Over 278.5      Over 278.5          39.60      4.97      6.62      8.28      9.93     11.59


---------

  * The yields listed are for illustration only and are not necessarily representative of the Fund's yield. The Fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions.

    TAX-FREE INCOME VS. TAXABLE INCOME--CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 1998 federal individual and 1997 California personal gross income tax rates in effect on the date of this Statement of Additional Information. For example, a California couple with taxable income of $90,000 in 1998, or a single California individual with taxable income of $55,000 in 1998, whose investments earn a 6% tax-free yield, would have to earn a 9.19% taxable yield to receive the same benefit.



    TABLE II. 1998 FEDERAL AND 1997 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*



                                    EFFECTIVE                     A TAX-FREE YIELD OF
     TAXABLE INCOME (000'S)        CALIFORNIA     ----------------------------------------------------
  -----------------------------        AND
     SINGLE           JOINT        FEDERAL TAX     3.00%          4.00%          5.00%          6.00%
     RETURN          RETURN          BRACKET      -------        -------        -------        -------
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
  -------------   -------------   -------------   ----------------------------------------------------
  $ 18.8-- 25.4   $ 37.5-- 42.4          20.10%     3.75%          5.01%          6.26%          7.51 %
    25.4-- 26.1     42.4-- 52.1          32.32      4.43           5.91           7.39           8.87
    26.1-- 32.9     52.1-- 65.8          33.76      4.53           6.04           7.55           9.06
    32.9-- 61.4     65.8--102.3          34.70      4.59           6.13           7.66           9.19
    61.4--128.1    102.3--156.0          37.42      4.79           6.39           7.99           9.59
   128.1--278.5    156.0--278.5          41.95      5.17           6.89           8.61          10.34
     Over 278.5      Over 278.5          45.22      5.48           7.30           9.13          10.95


------------

  * The yields listed are for illustration only and are not necessarily representative of the Fund's yield. The Fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a California, taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California personal income taxes).


The rates shown reflect federal rates for 1998 and California rates for 1997 in effect as of the date hereof. Inflation adjusted income brackets for 1998 for California are not yet available, and the California rates thus are still subject to change with retroactive effect for 1998.



    TAX-FREE INCOME VS. TAXABLE INCOME--NEW YORK MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the federal individual, and New York State and New York City personal, income tax rates in effect on the date of this Statement of Additional Information. For example, a New York City couple with taxable income of $90,000 in 1998, or a single individual with taxable income of $55,000 in 1998 who lives in New York City, whose investments earn a 4% tax-free yield, would have to earn a 6.23% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 1998, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 1998, would have to earn a 5.96% taxable yield to realize a benefit equal to a 4% tax-free yield.

       TABLE III. 1998 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*


     TAXABLE INCOME (000'S)         COMBINED                      A TAX-FREE YIELD OF
  -----------------------------     FEDERAL/      ----------------------------------------------------
     SINGLE           JOINT          NYS/NYC                      4.00%          5.00%          6.00%
     RETURN          RETURN        TAX BRACKET     3.00%         -------        -------        -------
                                                  -------
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
  -------------   -------------   -------------   ----------------------------------------------------
  $    0-- 25.4   $    0-- 42.4          24.10%     3.95%          5.27%          6.59%          7.91%
    25.4-- 61.4     42.4--102.3          35.75      4.67           6.23           7.78           9.34
    61.4--128.1    102.3--156.0          38.42      4.87           6.50           8.12           9.74
   128.1--278.5    156.0--278.5          42.89      5.25           7.00           8.75          10.50
     Over 278.5      Over 278.5          46.10      5.57           7.42           9.28          11.13


     TAXABLE INCOME (000'S)         COMBINED                      A TAX-FREE YIELD OF
  -----------------------------     FEDERAL/      ----------------------------------------------------
     SINGLE           JOINT           NYS/                        4.00%          5.00%          6.00%
     RETURN          RETURN        TAX BRACKET     3.00%         -------        -------        -------
                                                  -------
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
  -------------   -------------   -------------   ----------------------------------------------------
  $    0-- 25.4   $    0-- 42.4          20.82%     3.79%          5.05%          6.31%          7.58%
    25.4-- 61.4     42.4--102.3          32.93      4.47           5.96           7.46           8.95
    61.4--128.1    102.3--156.0          35.73      4.67           6.22           7.78           9.34
   128.1--278.5    156.0--278.5          40.38      5.03           6.71           8.39          10.06
     Over 278.5      Over 278.5          43.74      5.33           7.11           8.89          10.66


------------

  * The yields listed are for illustration only and are not necessarily representative of the Fund's yield. The Fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than New York State and New York City personal income taxes).


    TAX-FREE INCOME VS. TAXABLE INCOME--NEW JERSEY MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the federal individual and New Jersey gross income tax rates in effect on the date of this Statement of Additional Information. For example, a New Jersey couple with taxable income of $90,000 in 1998, or a single New Jersey individual with taxable income of $55,000 in 1998, whose investments earn a 4% tax-free yield, would have to earn a 5.88% taxable yield to receive the same benefit.

       TABLE IV. 1998 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELDS*



                                    EFFECTIVE                     A TAX-FREE YIELD OF
     TAXABLE INCOME (000'S)        NEW JERSEY     ----------------------------------------------------
  -----------------------------        AND
     SINGLE           JOINT        FEDERAL TAX     3.00%          4.00%          5.00%          6.00%
     RETURN          RETURN          BRACKET      -------        -------        -------        -------
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
  -------------   -------------   -------------   ----------------------------------------------------
  $    0-- 25.4   $    0-- 42.4          16.49%     3.59%          4.79%          5.99%          7.18%
    25.4-- 35.0     42.4-- 50.0          29.26      4.24           5.65           7.07           8.48
                    50.0-- 70.0          29.76      4.27           5.70           7.12           8.54
    35.0-- 40.0     70.0-- 80.0          30.52      4.32           5.76           7.20           8.64
    40.0-- 61.4     80.0--102.3          31.98      4.41           5.88           7.35           8.82
    61.4-- 75.0    102.3--150.0          34.81      4.60           6.14           7.67           9.20
    75.0--128.1    150.0--156.0          35.40      4.64           6.19           7.74           9.29
   128.1--278.5    156.0--278.5          40.08      5.01           6.68           8.34          10.01
     Over 278.5      Over 278.5          43.45      5.31           7.07           8.84          10.61


------------

  * The yields listed are for illustration only and are not necessarily representative of the Fund's yield. The Fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than New Jersey personal income taxes).

                              CALCULATION OF YIELD

    Each Fund computes its yield and effective yield quotations using standardized methods required by the SEC. Each Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

                                                         365/7
             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)      ] - 1

    Each Municipal Fund from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the Fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt, according to the following formula:

                                 E
TAX-EQUIVALENT YIELD =      (  ----- )  + t
                               1 - p

E = Tax exempt yield
p = stated income tax rate
t = taxable yield

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.


    The following yields are for the seven-day period ended June 30, 1998:



                                                                                   EFFECTIVE
                                                                         YIELD       YIELD
                                                                       ---------  -----------
Money Market Portfolio...............................................       5.05        5.18
U.S. Government Portfolio............................................       4.81        4.93
Tax-Free Fund........................................................       2.99        3.03
California Municipal Money Fund......................................       2.69        2.73
New Jersey Municipal Money Fund......................................       2.56        2.60
New York Municipal Money Fund........................................       2.82        2.86


    The following tax equivalent yields are based, in each case, on the maximum individual tax rates:


                                                                                     TAX-EQUIVALENT   TAX-EQUIVALENT
                                                                                          YIELD       EFFECTIVE YIELD
                                                                                     ---------------  ---------------
Tax-Free Fund (assuming a federal tax rate of 39.6%)...............................         4.95%            5.02%
California Municipal Money Fund (assuming a combined federal and California State
  tax rate of 45.22%)..............................................................         4.91%            4.98%
New Jersey Municipal Money Fund (assuming a combined federal and New Jersey State
  tax rate of 43.45%)..............................................................         4.53%            4.60%
New York Municipal Money Fund (assuming a combined federal, New York State and New
  York City tax rate of 46.43%)....................................................         5.26%            5.34%
New York Municipal Money Fund (assuming an effective combined federal and New York
  State tax rate of 43.74%)........................................................         5.01%            5.08%

    OTHER INFORMATION. The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each Fund will fluctuate. In Performance Advertisements, the Funds may compare their taxable or tax-free yields with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/ Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government-Corporate Bond Index, the Salomon Brothers Government Bond Index and the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

    Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends had been paid in cash.

    Each Fund may also compare its performance with the performances of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes-Registered Trademark- Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Advertisements and other promotional materials for the Funds or for the PaineWebber Resource Management Account ("RMA")-Registered Trademark- and Business Services Account ("BSA")-SM- programs may compare features of the RMA and BSA programs to those offered by bank checking accounts and other bank accounts. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government, and returns thereon will fluctuate. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                               OTHER INFORMATION

    Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility which PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    Prior to February 28, 1996, Municipal Money Market Series was known as PaineWebber/Kidder, Peabody Municipal Money Market Series. Prior to January 30, 1995, PaineWebber/Kidder, Peabody Municipal Money Market Series was known as Kidder, Peabody Municipal Money Market Series. Prior to December 15, 1995, New Jersey Municipal Money Fund was known as New Jersey Series.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Municipal Money Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103-0001, serves as counsel to New York Municipal Money Fund with respect to New York law and New Jersey Municipal Money Fund with respect to New Jersey law.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

                              FINANCIAL STATEMENTS


    The Annual Reports to Shareholders for the Funds' fiscal years ended June 30, 1998 are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                   APPENDIX A
        SERVICES AVAILABLE THROUGH THE RMA PROGRAM TO RMA ACCOUNTHOLDERS

    Shares of the Funds are available primarily to investors who are Participants in the Resource Management Account (RMA) program offered by PaineWebber and its correspondent firms. The following is a summary of some of the services available to RMA Participants. For more complete information, investors should refer to separate materials their Investment Executives can provide them.


    THE PAINEWEBBER RMA PREMIER STATEMENT. RMA Participants receive a monthly Premier account statement, which provides consolidated information to assist with portfolio management decisions and personal financial planning. The Premier account statement summarizes securities transactions, cash transactions, cash advances and checks (if applicable) and provides cost basis information and calculations of unrealized and realized gains and losses on most investments. A "Summary of Accounts" statement and a menu of customized statement options is available to make the monthly reporting even more comprehensive.



    PRELIMINARY AND YEAR-END SUMMARIES. RMA Participants receive preliminary and year-end summary account statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors with tax planning.


    CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading "Purchases--The RMA and BSA Programs," RMA Participants select a money market fund as a primary fund into which uninvested cash is automatically swept on a daily basis from a variety of taxable and tax-free money funds. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

    CHECK WRITING. RMA Participants have ready access to the assets held in their RMA account through the check writing feature. There are no minimum check amounts or per check charges. The RMA checks also include an expense coding system that enables the investor to track types of expenses for tax and financial planning.

    DIRECT DEPOSIT. Regular payments from an employer, pension, social security or other sources may be eligible for electronic deposit into RMA Participants' accounts.


    ELECTRONIC FUNDS TRANSFER/BILL PAYMENT SERVICE. RMA Participants can electronically transfer money between their RMA and other financial institutions, transfer funds to and from other PaineWebber accounts and pay bills. A Bill Payment Service is available for an additional charge.



    GOLD MASTERCARD-REGISTERED TRADEMARK-. RMA Participants can receive with a complementary Gold MasterCard debit card that makes account assets easily accessible. The Gold MasterCard is accepted by, merchants both in the U.S. and abroad, and can be used to obtain cash advances at thousands of automated teller machines. Through MasterCard's enhanced MasterAssist-Registered Trademark- and MasterPurchase-Registered Trademark- programs, investors can obtain other benefits, including rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

    EXTENDED ACCOUNT PROTECTION. Securities held in an RMA Account by PaineWebber or one of its correspondent firms are protected for up to the net equity through private insurance in the event of the liquidation or failure of the firm. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of the Funds because such shares are registered directly in the name of the shareholder, and not in the name of PaineWebber or one of its correspondent firms.



    RESOURCE ACCUMULATION PLAN-SM-. The Resource Accumulation Plan is an automatic mutual fund investment program that provides RMA participants the ability to purchase shares of mutual funds on a regular, periodic basis. The minimum purchase in the program is $100 per investment; however, initial minimum purchase requirements of the designated mutual fund(s) must be met before an investor can participate in this program. The participant must receive a prospectus, which contains more complete information (including charges and expenses), for each fund before the application form to participate in the Resource Accumulation Plan is submitted.



    FINANCIAL SERVICES CENTER AND RESOURCELINE-REGISTERED TRADEMARK-. RMA Participants have day round the clock access to information concerning their RMA. This service is available by calling (800) RMA-1000. RMA representatives are available at the Financial Services Center from 7:30 a.m. to 8:00 p.m. (Eastern time) weekdays, and from 8:00 a.m. to 4:00 p.m. (Eastern time) weekends, to answer inquiries from Participants regarding their accounts, and ResourceLine, an automated voice response system, provides 24 hour account information.


    MARGIN. RMA Participants may choose to have a margin feature as part of their RMA account.

                                   APPENDIX B
       SERVICES AVAILABLE THROUGH THE BSA PROGRAM FOR BSA ACCOUNTHOLDERS

    Shares of the Funds are available to investors who are Participants in the Business Services Account ("BSA")-Registered Trademark- program. The following is a summary of some of the services that are available to BSA Participants. For more complete information, investors should refer to separate materials their Investment Executives can provide them.


    PREMIER BUSINESS SERVICES ACCOUNT STATEMENT--BSA Participants receive a monthly Premier statement, which provides consolidated information to assist with portfolio management decisions and business finances. The Premier statement summarizes securities transactions, card transactions, cash advances and checks in chronological order with running cash and money fund balances. The "Portfolio Management" feature provides cost basis information where available as well as calculated gains and losses on most investments. A menu of customized statement options is now available to make the monthly reporting more comprehensive.



    PRELIMINARY AND YEAR-END SUMMARIES STATEMENT--BSA Participants receive preliminary and year-end summary information statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors plan.


    CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH--As described more fully in the Prospectus under the heading "Purchases--The RMA and BSA Programs," BSA Participants select a money market fund as a primary fund into which uninvested cash is automatically swept on a daily basis from a variety of taxable and tax-free money funds. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

    CHECK WRITING--BSA Participants have ready access to the assets held in their BSA account through the check writing feature. There are no minimum check amounts. Participants can order from a number of business check styles to suit their check writing needs. The BSA checks also include an expense code system that enables investors to track business expense types for tax and financial planning.


    MASTERCARD BUSINESSCARD-REGISTERED TRADEMARK---BSA Participants can elect to receive a complementary MasterCard BusinessCard debit card for easy access to account assets. The MasterCard BusinessCard is accepted worldwide, and can be used to obtain cash at thousands of automated teller machines. Through MasterCard's enhanced MasterAssist-Registered Trademark- and MasterPurchase-Registered Trademark- programs, investors can obtain other benefits including full value primary rental car insurance, emergency medical and travel assistance, legal services and purchase protection.


    MARGIN--BSA Participants may choose to have a margin feature as part of their BSA account.


    EXTENDED ACCOUNT PROTECTION--Securities held in a BSA Account by PaineWebber or one of its correspondent firms are protected for up to the net equity through private insurance in the event of the liquidation or failure of the firm. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of the Funds because such shares are registered directly in the name of the shareholder, and not in the name of PaineWebber or one of its correspondent firms.

    FINANCIAL SERVICES CENTER AND RESOURCELINE-REGISTERED TRADEMARK---BSA Participants can call the Financial Services Center at (800) BSA-0140 from 7:30 a.m. to 8:00 p.m. (Eastern time) weekdays, and from 8:00 a.m. to 4:00 p.m. (Eastern time) weekends, and speak to a PaineWebber representative to make any inquiries about their accounts. The automated ResourceLine voice response system provides basic account information through a touch-tone phone and is available 24 hours a day by calling (800) 762-1000.



    ELECTRONIC FUNDS TRANSFER/PAYMENT SERVICE--BSA Participants have the option to initiate transfers of funds to and from their accounts, pay bills and process their payroll through an electronic fund transfer service. Unlimited transfers to the BSA from other financial institutions and 20 free transfers/payments out of the BSA are permitted monthly with nominal fees thereafter. Participants send regular or variable payments simply by calling an 800 number.



    CARD RECEIVABLES PROCESSING--BSA account holders that transact business with their clients using credit cards and debit cards, can have these receipts automatically deposited into their BSA where their funds will be swept into their primary sweep Fund thereby continuously earning dividends. Working through your current merchant processor, or a PaineWebber referral, this service is a simple way to enhance earnings on your business's cash flow.


    LETTERS OF CREDIT--BSA Participants can have Standby Letters of Credit issued on their behalf through PaineWebber at competitive rates and backed by securities in their account.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. The Prospectus and this Statement of Additional Information do not constitute an offering by the Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                           ----------------------

                              TABLE OF CONTENTS


                                                    PAGE
                                                    -----
Investment Policies and Restrictions...........           2
Directors/Trustees and Officers; Principal
  Holders of Securities........................          34
Investment Advisory, Administration and
  Distribution Arrangements....................          41
Portfolio Transactions.........................          46
Additional Information Regarding Redemptions...          47
Valuation of Shares............................          47
Taxes..........................................          48
Calculation of Yield...........................          55
Other Information..............................          57
Financial Statements...........................          58
Appendix A.....................................         A-1
Appendix B.....................................         B-1


      PAINEWEBBER RMA

       MONEY MARKET PORTFOLIO

       U.S. GOVERNMENT PORTFOLIO

       TAX-FREE FUND

       CALIFORNIA MUNICIPAL
         MONEY FUND
       NEW JERSEY MUNICIPAL
         MONEY FUND
       NEW YORK MUNICIPAL
         MONEY FUND

-----------------------------------

  Statement of Additional Information
                      August 29, 1998


-----------------------------------


-C-1998 PaineWebber Incorporated


[RECYCLED LOGO]

                            PART C. OTHER INFORMATION

Item 23.  EXHIBITS

     (1)  Declaration of Trust (filed herewith)

     (2)  By-Laws (filed herewith)

     (3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (1)

     (4)  (a)  Investment Advisory Contract (filed herewith)

          (b)  Sub-Advisory and Sub-Administration Contract (filed herewith)

     (5)  Distribution Contract (filed herewith)

     (6)  Bonus, profit sharing or pension plans - none

     (7)  Custodian Agreement (filed herewith)

     (8)  Transfer Agency Agreement  and Service Contract (filed herewith)

     (9)  Opinion and consent of counsel (filed herewith)

     (1)  Other opinions, appraisals, rulings and consents:

          (a)  Auditor's Consent (filed herewith)

          (b) Consent of special counsel to the Registrant with respect to New York law for PaineWebber RMA New York Municipal Money Fund (filed herewith)

          (c) Consent of special counsel to the Registrant with respect to California law for PaineWebber RMA California Municipal Money Fund (filed herewith)

     (11) Financial Statements omitted from prospectus - none

     (12) Letter of investment intent (filed herewith)

     (13) Plan pursuant to Rule 12b-1 (filed herewith)

     (14) and

     (27) Financial Data Schedule (filed herewith)

     (15) Plan pursuant to Rule 18f-3 (not applicable)

___________

     (1) Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25.  INDEMNIFICATION

          Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the appropriate series of the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in
Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust or a particular series thereof; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

     Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

     Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Section 9 of the Investment Advisory and Administration Contract between PaineWebber and the Registrant provides that PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series ("Fund") or the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of PaineWebber in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the trustees shall not be liable for any obligations of the Registrant under the Contract and that PaineWebber shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

     Section 9 of the Sub-Advisory and Sub-Administration Contract between PaineWebber and Mitchell Hutchins contains provisions similar to Section 9 of the Investment Advisory and Administration Contract between the Registrant and PaineWebber, with respect to PaineWebber.

     Section 9 of the Distribution Contract between the Registrant and PaineWebber provides that the Registrant will indemnify PaineWebber, its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by PaineWebber to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 also provides that PaineWebber agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by PaineWebber for use in the Registration Statement or arising out of an agreement between PaineWebber and any retail dealer, or arising out of supplementary literature or advertising used by PaineWebber in connection with the Contract.

     Section 10 of the Distribution Contract contains provisions similar to that of Section 10 of the Investment Advisory and Administration Contract, with respect to PaineWebber, as appropriate.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     I. PaineWebber, a Delaware corporation, is a registered investment adviser and is wholly owned by Paine Webber Group Inc. PaineWebber is primarily engaged in the financial services business. Information as to the officers and directors of PaineWebber is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.

     II. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

Item 27.  PRINCIPAL UNDERWRITERS

(a) PaineWebber serves as principal underwriter and/or investment adviser for the following other investment companies:

          LIQUID INSTITUTIONAL RESERVES

          MITCHELL HUTCHINS INSTITUTIONAL SERIES

          PAINEWEBBER CASHFUND, INC.
          PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
          PAINEWEBBER RMA MONEY FUND, INC.
          PAINEWEBBER RMA TAX-FREE FUND, INC.

(b) PaineWebber is the principal underwriter for the Registrant. The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7163), and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of PaineWebber who also serve as trustees or officers of the Registrant. Unless otherwise indicated, the principal address of each person is 1285 Avenue of the Americas, New York, New York 10019.

                                                      Position and Offices With
    Name                Position With Registrant      Underwriter
    ----                ------------------------      -------------------------
    Margo N. Alexander  Trustee and President         Executive Vice President
                        (Chief Executive              and Director
                        Officer)

    Mary C. Farrell     Trustee                       Managing Director, Senior
                                                      Investment Strategist and
                                                      Member of the Investment
                                                      Policy Committee


(c)  None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29.  MANAGEMENT SERVICES

     Not applicable.

Item 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of August, 1998.

                         PAINEWEBBER MANAGED MUNICIPAL TRUST

                         By:  /s/ Dianne E. O'Donnell
                              ------------------------------
                              Dianne E. O'Donnell
                              Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                    Title                       Date
---------                    -----                       ----

/s/ Margo N. Alexander       President and Trustee       August 27, 1998
--------------------------   (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.   Trustee and Chairman        August 27, 1998
--------------------------   of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong     Trustee                     August 27, 1998
--------------------------
 Richard Q. Armstrong *

/s/ Richard R. Burt          Trustee                     August 27, 1998
--------------------------
 Richard R. Burt *

/s/ Mary C. Farrell          Trustee                     August 27, 1998
--------------------------
 Mary C. Farrell *

/s/ Meyer Feldberg           Trustee                     August 27, 1998
--------------------------
 Meyer Feldberg *

/s/ George W. Gowen          Trustee                     August 27, 1998
--------------------------
 George W. Gowen *

/s/ Frederic V. Malek        Trustee                     August 27, 1998
--------------------------
 Frederic V. Malek *

/s/ Carl W. Schafer          Trustee                     August 27, 1998
--------------------------
 Carl W. Schafer *

/s/ Paul H. Schubert         Vice President and          August 27, 1998
--------------------------   Treasurer (Chief Financial
 Paul H. Schubert            and Accounting Officer)

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                       PAINEWEBBER MANAGED MUNICIPAL TRUST

                                  EXHIBIT INDEX

     Exhibit
     Number
     ------

     (1)  Declaration of Trust (filed herewith)

     (2)  By-Laws (filed herewith)

     (3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (1)

     (4)  (a)  Investment Advisory Contract (filed herewith)

          (b)  Sub-Advisory and Sub-Administration Contract (filed herewith)

     (5)  Distribution Contract (filed herewith)

     (6)  Bonus, profit sharing or pension plans - none

     (7)  Custodian Agreement (filed herewith)

     (8)  Transfer Agency Agreement  and Service Contract (filed herewith)

     (9)  Opinion and consent of counsel (filed herewith)

     (10) Other opinions, appraisals, rulings and consents:

          (a)  Auditor's Consent (filed herewith)

          (b)  Consent of special counsel to the Registrant with respect to New
               York law for   PaineWebber RMA New York Municipal Money Fund
               (filed herewith)

          (c) Consent of special counsel to the Registrant with respect to California law for PaineWebber RMA California Municipal Money Fund (filed herewith)

     (11) Financial Statements omitted from prospectus - none

     (12) Letter of investment intent (filed herewith)

     (13) Plan pursuant to Rule 12b-1 (filed herewith)

     (14) and

     (27) Financial Data Schedule (filed herewith)


     (15) Plan pursuant to Rule 18f-3 (not applicable)

--------------

(1) Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.